UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02790

Franklin California Tax-Free Income Fund

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/18

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter
March 31, 2018

Franklin California Tax-Free Income Fund

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The 12 months ended March 31, 2018, benefited from mostly upbeat economic data as the US job market continued to improve and the unemployment rate declined. Accordingly, the US Federal Reserve (Fed), under new chairman Jerome Powell, increased its target for the federal funds rate a quarter point from a range of 1.25% to 1.50% to a range of 1.50% to 1.75% at its recent March meeting. This was the Fed’s third rate hike for the 12 months, following June and December.

During the 12 months, the municipal bond market posted modest performance similar to other US fixed income classes, with generally higher returns for longer term and lower rated municipal bonds. Factors contributing to this positive investment environment for municipals included consistently low inflation, stagnant wage growth and international political concerns. Federal government fiscal reform uncertainty also benefited tax-free municipals during most of the period, despite some volatility in reaction to the government’s tax code efforts.

Franklin California Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin California Tax-Free Income Fund

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of March 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin California Tax-Free Income Fund

This annual report for Franklin California Tax-Free Income Fund covers the fiscal year ended March 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes (for California residents) as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $7.38 on March 31, 2017, to $7.31 on March 31, 2018. The Fund’s Class A shares paid dividends totaling 26.57 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.40% based on an annualization of March’s 2.16 cent per share dividend and the maximum offering price of $7.63 on March 31, 2018. An investor in the 2018 maximum combined effective federal and California personal income tax bracket of 53.10% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.25% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. During the period under review, the Fund experienced a reduction of its monthly dividend. While there are many factors that can impact a Funds’ ability to distribute dividends, the primary reason for the dividend cut was due to bonds maturing or being called away by issuers, which were purchased by the Fund at yields greater than the prevailing market yields.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures

Credit Quality Composition*

3/31/18

Ratings	% of Total Investments

AAA	11.41%

AA	47.67%

A	12.31%

BBB	16.14%

Below Investment Grade	1.08%

Refunded	9.70%

Not Rated	1.69%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The municipal bond market outperformed the US Treasury market but underperformed US stock markets during the 12-month period ended March 31, 2018. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +2.66% total return for the period, while US Treasuries, as measured by the Bloomberg Barclays US Treasury Index, posted a +0.43% total return.3 Both high-yield corporate bonds and high-yield municipal bonds outperformed their investment-grade counterparts. US stocks, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and US Treasuries with a +13.99% total return for the reporting period.3 US stocks

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 17.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

generated strong returns through the first ten months of the reporting period, but experienced a significant bout of volatility in early February that led to losses in that month and reduced overall returns. Multiple factors, including recent indications of rising interest rates and proposed steel and aluminum tariffs, contributed to the volatility in stock markets and also drove losses in both the municipal bond market and US Treasury market during the first quarter of 2018.

Municipal issuance during the reporting period totaled $407 billion, a modest 7% decline from total issuance in the previous 12-month period ended March 31, 2017.4 Impending tax reform contained potential implications for the municipal bond market and caused a deluge of supply in December, as issuers rushed to market before the end of the 2017. December supply of $63 billion and fourth-quarter 2017 supply of $145 billion eclipsed previous monthly and quarterly records of municipal bond issuance, respectively.4 Despite this extraordinary supply pressuring the market, strong demand buoyed returns through the end of 2017. However, diminished issuance ($62 billion in the first quarter of 2018, a 32% decline from the first quarter in 2017),4 heavy dealer inventories and selling pressures in 2018 led municipals to have a -1.11% total return during the first quarter of 2018, as measured by the Bloomberg Barclays Municipal Bond Index.3 Municipal performance was in line with US Treasuries, which had a total return of -1.18% during the same period.3

After accounting for redemptions (bonds that matured or were called out of the market), net issuance stood at $64 billion in 2017, which marked a third consecutive year of positive net issuance.5 Net issuance turned negative in the first three months of 2018, standing at -$19 billion at period-end.5 According to the Investment Company Institute, municipal bond funds reported inflows for 10 of the 12 months of the reporting period, with the only negative flows occurring in December 2017 and February 2018. The total inflows for the period were approximately $30 billion.6

The Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its December 2017 meeting and another 0.25% at its March 2018 meeting. The target range stood at 1.50%–1.75% at period-end. The Fed also increased the discount rate 0.25% to 2.00% in December and another 0.25% at the March 2018 meeting, to finish the period at 2.25%. The Fed cited a strengthening economic outlook and strong labor

4. Source: The Bond Buyer, Thomson Reuters.

5. Source: Barclays Municipal Credit Research.

6. Source: Investment Company Institute.

Portfolio Composition
3/31/18

% of Total Investments*
Transportation	22.53%
General Obligation	18.23%
Refunded**	17.25%
Utilities	13.05%
Hospital & Health Care	9.99%
Subject to Government Appropriations	6.79%
Higher Education	6.39%
Tax-Supported	3.47%
Other Revenue	1.76%
Housing	0.54%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

market conditions in its press release following the March, 2018 decision. In total, the Fed raised the target range three times in 2017 (March, June, and December), and once so far in 2018.

On February 27, 2018, Jerome Powell spoke before Congress for the first time as Fed Chair after succeeding Janet Yellen in that role. In his prepared remarks, Powell noted an economic backdrop of solid growth and a strong labor market. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating while still fostering a return of inflation to the Fed’s 2% target.

Investors continued to favor risky assets through most of the period. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities, and high yield tax-exempt bonds outperformed their investment-grade counterparts. During the 12-month reporting period, the Bloomberg Barclays High Yield Municipal Bond Index generated a +6.03% total return and the Bloomberg Barclays Municipal Long Bond (22+ Years) Index returned +4.68%.3

Several developments affected Puerto Rico bonds over the reporting period. Please visit franklintempleton.com/investor/products/fund-resources/puerto-rico for the latest Puerto Rico updates from Franklin Templeton.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities,

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

State Update

California’s large and diverse economy continued to expand during the 12 months under review. Universities and innovative businesses supported the state’s expansion. Job growth in the state outpaced that of the nation’s. Unemployment decreased from 4.9% in March 2017 to 4.3% at period-end, yet remained above the 4.1% national rate.7

Enactment of California’s fiscal year 2018 budget extended the state’s recent track record of balanced fiscal operations. Highlights of the budget were increased spending for general fund expenditures, education, Medi-Cal funding and pension contributions, all of which are included in the fiscal year 2019 budget proposal unveiled in January 2018. Additionally, California approved legislation raising taxes on motor fuel and vehicle registrations. California’s revenues have increased and the state continued to make deposits to its budget stabilization account, resulting in large budget reserves.

California’s net tax-supported debt was $2,217 per capita and 4.2% of personal income, compared with the $1,006 and 2.5% national medians, respectively.8 During the period under review, independent credit rating agency Standard & Poor’s (S&P) assigned California’s general obligations bonds a rating of AA- with a stable outlook.9 The rating reflected S&P’s view on the state’s expanding economy, increasing budgetary reserve levels, strong overall liquidity and declining debt ratios. In contrast, S&P cited several challenges to the state, including high housing costs, a volatile revenue structure, retirement benefit liabilities and a large backlog of deferred maintenance and infrastructure needs. Nevertheless, the stable outlook reflected S&P’s view that California has brought its finances into structural alignment.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or

Dividend Distributions*

4/1/17–3/31/18

		Dividend per Share (cents)

Month	Class A	Class M**	Class C	Class R6***	Advisor Class
April	2.26	—	1.92	—	2.31
May	2.26	—	1.92	—	2.31
June	2.26	—	1.91	—	2.31
July	2.26	—	1.91	—	2.31
August	2.26	—	1.91	—	2.31
Sep- tember	2.21	—	1.86	2.28	2.27
October	2.21	—	1.86	2.28	2.27
November	2.21	—	1.86	2.28	2.27
December	2.16	—	1.81	2.22	2.21
January	2.16	—	1.81	2.22	2.21
February	2.16	2.21	1.81	2.22	2.21
March	2.16	2.21	1.82	2.21	2.21
Total	26.57	4.42	22.40	15.71	27.20

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 1/25/18, the Fund began offering Class M shares. See the prospectus for details.

***Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds that ranged from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

7. Source: Bureau of Labor Statistics.

8. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

9. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Thank you for your continued participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of March 31, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+2.66%	-1.74%
5-Year	+18.52%	+2.57%
10-Year	+60.75%	+4.41%

Advisor
1-Year	+2.89%	+2.89%
5-Year	+19.11%	+3.56%
10-Year	+62.35%	+4.97%

Share Class	Distribution Rate[3]	Taxable Equivalent Distribution Rate[4]	30-Day Standardized Yield[5]	Taxable Equivalent 30-Day Standardized Yield[4]
A	3.40%	7.25%	2.23%	4.75%
Advisor	3.63%	7.74%	2.42%	5.16%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	3/31/18	1/25/18	8/1/17	3/31/17	Change
A (FKTFX)	$7.31	N/A	N/A	$7.38	-$0.07
M (FCTMX)	$7.31	$7.41	N/A	N/A	-$0.10
C (FRCTX)	$7.30	N/A	N/A	$7.36	-$0.06
R6 (FKTQX)	$7.30	N/A	$7.46	N/A	-$0.16
Advisor (FCAVX)	$7.30	N/A	N/A	$7.36	-$0.06

Distributions (4/1/17–3/31/18)

Share Class	Net Investment Income

A	$0.2657

M (1/25/18–3/31/18)	$0.0442

C	$0.2240

R6 (8/1/17–3/31/18)	$0.1571

Advisor	$0.2720

Total Annual Operating Expenses8

Share Class

A	0.59%

Advisor	0.49%

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Advisor Class) per share on 3/31/18.

4. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and California personal income tax rate of 53.10%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 10/1/17[1]	Ending Account Value 3/31/18	Expenses Paid During Period[2,3,4]	Ending Account Value 3/31/18	Expenses Paid During Period 10/1/17–3/31/18[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$997.30	$3.04	$1,021.89	$3.07	0.61%
M	$1,000	$992.50	$0.89	$1,022.44	$2.52	0.50%
C	$1,000	$994.50	$5.82	$1,019.10	$5.89	1.17%
R6	$1,000	$997.80	$2.49	$1,022.54	$2.52	0.50%
Advisor	$1,000	$997.80	$2.59	$1,022.39	$2.62	0.52%

1. For Classes A, C, R6 and Advisor, 10/1/17 for Actual and Hypothetical. For Class M, 1/25/18 for Actual and 10/1/17 for Hypothetical.

2. For Classes A, C, R6 and Advisor, 10/1/17–3/31/18. For Class M, 1/25/18–3/31/18.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period. The multiplier is 65/365 for Actual Class M expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Financial Highlights

	Year Ended March 31,
	2018	2017	2016	2015	2014
Class A
Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.38	$ 7.59	$ 7.60	$ 7.21	$ 7.50

Income from investment operations[a]:

Net investment income[b]	0.26	0.27	0.29	0.31	0.32

Net realized and unrealized gains (losses)	(0.06)	(0.22)	(0.01)	0.39	(0.29)

Total from investment operations	0.20	0.05	0.28	0.70	0.03

Less distributions from net investment income	(0.27)	(0.26)	(0.29)	(0.31)	(0.32)

Net asset value, end of year	$ 7.31	$ 7.38	$ 7.59	$ 7.60	$ 7.21

Total return[c]	2.66%	0.68%	3.82%	9.83%	0.56%

Ratios to average net assets

Expenses	0.59%	0.59%	0.57%	0.58%	0.57%

Net investment income	3.53%	3.54%	3.87%	4.11%	4.47%

Supplemental data

Net assets, end of year (000’s)	$12,154,752	$12,425,129	$11,836,310	$11,757,208	$10,997,355

Portfolio turnover rate	13.05%	19.37%	8.77%	9.71%	20.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FINANCIAL HIGHLIGHTS

Year Ended March 31, 2018[a]
Class M
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 7.41

Income from investment operations[b]:
Net investment income[c]	0.05
Net realized and unrealized gains (losses)	(0.11)

Total from investment operations	(0.06)

Less distributions from net investment income	(0.04)

Net asset value, end of year	$ 7.31

Total return[d]	(0.75)%

Ratios to average net assets[e]
Expenses	0.50%
Net investment income	3.62%

Supplemental data
Net assets, end of year (000’s)	$5
Portfolio turnover rate	13.05%

aFor the period January 25, 2018 (effective date) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	| Annual Report	13

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended March 31,
	2018	2017	2016		2015	2014
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 7.36	$ 7.58	$ 7.58		$ 7.19	$ 7.49

Income from investment operations[a]:
Net investment income[b]	0.22	0.23	0.25		0.26	0.28
Net realized and unrealized gains (losses)	(0.06)	(0.23)	(—)	[c]	0.39	(0.30)

Total from investment operations	0.16	—	0.25		0.65	(0.02)

Less distributions from net investment income	(0.22)	(0.22)	(0.25)		(0.26)	(0.28)

Net asset value, end of year	$ 7.30	$ 7.36	$ 7.58		$ 7.58	$ 7.19

Total return[d]	2.23%	(0.02)%	3.39%		9.26%	(0.14)%

Ratios to average net assets
Expenses	1.15%	1.14%	1.13%		1.14%	1.13%
Net investment income	2.97%	2.99%	3.31%		3.55%	3.91%

Supplemental data
Net assets, end of year (000’s)	$1,527,772	$1,659,070	$1,442,032		$1,316,471	$1,143,138
Portfolio turnover rate	13.05%	19.37%	8.77%		9.71%	20.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

14	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

Year Ended March 31, 2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 7.46

Income from investment operations[b]:
Net investment income[c]	0.18
Net realized and unrealized gains (losses)	(0.18)

Total from investment operations	—

Less distributions from net investment income	(0.16)

Net asset value, end of year	$ 7.30

Total return[d]	(0.05)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.49%
Expenses net of waiver and payments by affiliates	0.48%
Net investment income	3.64%

Supplemental data
Net assets, end of year (000’s)	$85,534
Portfolio turnover rate	13.05%

aFor the period August 1, 2017 (effective date) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	| Annual Report	15

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended March 31,
	2018	2017	2016	2015	2014
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 7.36	$ 7.58	$ 7.59	$ 7.20	$ 7.49

Income from investment operations[a]:
Net investment income[b]	0.27	0.28	0.30	0.31	0.32
Net realized and unrealized gains (losses)	(0.06)	(0.23)	(0.01)	0.39	(0.28)

Total from investment operations	0.21	0.05	0.29	0.70	0.04

Less distributions from net investment income	(0.27)	(0.27)	(0.30)	(0.31)	(0.33)

Net asset value, end of year	$ 7.30	$ 7.36	$ 7.58	$ 7.59	$ 7.20

Total return	2.89%	0.65%	3.92%	9.95%	0.65%

Ratios to average net assets
Expenses	0.50%	0.49%	0.48%	0.49%	0.48%
Net investment income	3.62%	3.64%	3.96%	4.20%	4.56%

Supplemental data
Net assets, end of year (000’s)	$1,572,721	$1,463,633	$1,108,743	$908,763	$639,087
Portfolio turnover rate	13.05%	19.37%	8.77%	9.71%	20.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

16	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Statement of Investments, March 31, 2018

	Principal Amount	Value
Municipal Bonds 97.4%
California 96.9%
ABAG Finance Authority for Nonprofit Corp. COP, Butte Valley-Tulelake Rural Health Projects Inc., California Mortgage Insured, 6.65%, 10/01/22	$325,000	$326,209
ABAG Finance Authority for Nonprofit Corp. Revenue, San Diego Hospital Assn. Sharp Healthcare, Series B, Pre-Refunded, 6.25%, 8/01/39	17,500,000	18,573,975
ABAG Finance Authority for Nonprofit Corps. Insured Health Facility Revenue, Institute on Aging, Series A, California Mortgage Insured, Pre-Refunded, 5.65%, 8/15/38	9,000,000	9,138,510
ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments, Series A, 5.45%, 4/01/39	5,500,000	5,502,805
ABAG Finance Authority for Nonprofit Corps. Revenue,
Casa de las Campanas Inc., California Mortgage Insured, 6.00%, 9/01/37	11,000,000	12,074,150
Channing House, California Mortgage Insured, Pre-Refunded, 6.00%, 5/15/30	8,495,000	9,266,006
Channing House, California Mortgage Insured, Pre-Refunded, 6.125%, 5/15/40	17,635,000	19,281,227
Eskaton Properties Inc., Refunding, 5.00%, 11/15/35	10,000,000	10,923,700
St. Rose Hospital, Series A, California Mortgage Insured, Pre-Refunded, 5.625%, 5/15/29	9,050,000	9,458,608
St. Rose Hospital, Series A, California Mortgage Insured, Pre-Refunded, 6.00%, 5/15/29	8,620,000	9,044,794
ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A, AGMC Insured, 5.30%, 10/01/21	55,000	55,161
Alameda Corridor Transportation Authority Revenue,
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/29	20,000,000	12,757,600
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/30	41,665,000	25,370,652
Alameda County COP,
Alameda County Medical Center Project, NATL Insured, ETM, 5.00%, 6/01/23	19,195,000	19,241,260
Alameda County Medical Center Project, NATL Insured, ETM, 5.30%, 6/01/26	7,000,000	7,018,340
Alameda County Medical Center Project, NATL Insured, ETM, 5.00%, 6/01/28	8,925,000	8,946,509
Alameda USD Alameda County GO, Election of 2014, Series A, 5.00%, 8/01/39	18,000,000	20,188,080
Alhambra City Elementary School District GO, Los Angeles County, Capital Appreciation, Election of 1999, Series B, NATL Insured, zero cpn., 9/01/27	3,035,000	2,284,778
Alisal USD,
GO, Monterey County, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn., 8/01/32	3,355,000	2,023,568
GO, Monterey County, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn., 8/01/33	3,610,000	2,073,620
GO, Monterey County, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn., 2/01/34	3,345,000	1,866,543
Alvord USD,
GO, Riverside County, Capital Appreciation, Election of 2007, Series B, AGMC Insured, zero cpn., 8/01/36	15,000,000	7,119,450
GO, Riverside County, Capital Appreciation, Election of 2007, Series B, AGMC Insured, zero cpn. to 8/01/26, 7.35% thereafter, 8/01/46	42,500,000	41,250,500
GO, Riverside County, Election of 2007, Series A, AGMC Insured, 5.00%, 8/01/32	20,695,000	20,924,094
GO, Riverside County, Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/42	34,690,000	38,279,027
Anaheim City School District GO, Orange County, Election of 2010, AGMC Insured, Pre-Refunded, 6.25%, 8/01/40	7,500,000	8,586,225
Anaheim PFA Lease Revenue,
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/24	26,855,000	22,216,067
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/26	29,430,000	22,495,998
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/27	22,860,000	16,752,951
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/28	14,425,000	10,134,140

franklintempleton.com	Annual Report	17

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Anaheim PFA Lease Revenue, (continued)
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/29	$24,810,000	$16,679,763
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/32	13,665,000	7,932,259
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/33	37,070,000	20,534,185
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/34	24,970,000	13,204,885
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 3/01/37	15,080,000	7,064,829
Anaheim UHSD, GO, Orange County, Election of 2002, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/26	8,570,000	6,748,447
Antelope Valley Community College District GO, Los Angeles and Kern Counties, Refunding, 5.00%, 8/01/39	11,750,000	13,252,472
Antioch USD, GO, Contra Costa County, School Facilities ID No. 1, Series B, Assured Guaranty, Pre-Refunded, 5.375%, 8/01/36	3,130,000	3,286,250
Atascadero USD, GO, Election of 2010, Series A, AGMC Insured, 5.00%, 8/01/40	6,235,000	6,800,452
Atwater PFA Wastewater Revenue, AGMC Insured, Pre-Refunded, 6.125%, 5/01/45	4,620,000	4,939,473
Auburn PFA Wastewater Revenue, Assured Guaranty, Pre-Refunded, 5.50%, 6/01/39	1,880,000	1,966,424
Azusa RDA Tax Allocation, Series B, Pre-Refunded, 7.00%, 8/01/38	8,420,000	8,569,960
Baldwin Park USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured, Pre-Refunded, zero cpn., 8/01/28	5,810,000	3,235,473
GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured, Pre-Refunded, zero cpn., 8/01/36	11,410,000	3,809,571
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/48	25,000,000	3,711,250
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/53	60,000,000	6,028,800
GO, Los Angeles County, Election of 2006, BAM Insured, 5.00%, 8/01/43	5,000,000	5,519,900
Bay Area Toll Authority Toll Bridge Revenue,
San Francisco Bay Area, Series F-1, 5.00%, 4/01/56	60,000,000	67,782,600
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.00%, 4/01/39	81,800,000	81,800,000
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.50%, 4/01/43	18,000,000	18,000,000
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.125%, 4/01/47	53,585,000	53,585,000
San Francisco Bay Area, Series S-4, AGMC Insured, Pre-Refunded, 5.125%, 4/01/48	20,000,000	23,008,000
San Francisco Bay Area, Subordinate, Refunding, Series S-7, 4.00%, 4/01/42	94,260,000	97,795,693
San Francisco Bay Area, Subordinate, Refunding, Series S-7, 4.00%, 4/01/47	62,000,000	64,035,460
San Francisco Bay Area, Subordinate, Series S-2, Pre-Refunded, 5.00%, 10/01/50	75,000,000	81,211,500
San Francisco Bay Area, Subordinate, Series S-4, Pre-Refunded, 5.00%, 4/01/43	36,040,000	41,247,059
San Francisco Bay Area, Subordinate, Series S-4, Pre-Refunded, 5.125%, 4/01/48	27,355,000	31,469,192
San Francisco Bay Area, Subordinate, Series S-4, Pre-Refunded, 5.25%, 4/01/53	33,000,000	38,158,560
Beaumont USD,
GO, Capital Appreciation, Election of 2008, Series C, AGMC Insured, zero cpn., 8/01/40	11,000,000	4,348,080
GO, Election of 2008, Series C, AGMC Insured, 5.75%, 8/01/36	6,200,000	6,946,852
Bell GO, Election of 2003, NATL Insured, 5.00%, 8/01/34	5,195,000	5,199,364
Berkeley USD, GO, Election of 2010, Series B, AGMC Insured, 5.375%, 8/01/35	5,090,000	5,491,957
California Community College Financing Authority Lease Revenue,
College of the Sequoias and Kern Community College District, AGMC Insured, 5.00%, 6/01/30	2,330,000	2,459,292
College of the Sequoias and Kern Community College District, AGMC Insured, 5.125%, 6/01/35	1,250,000	1,319,925
Grossmont-Cuyamaca Palomar and Shasta-Tehama-Trinity Joint Community College District, Series A, NATL Insured, 5.125%, 4/01/31	880,000	894,467

18	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California County Tobacco Securitization Agency Tobacco Settlement Revenue,
Asset-Backed, Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35	$7,500,000	$7,569,975
Asset-Backed, Kern County Tobacco Funding Corp., Refunding, 5.00%, 6/01/34	10,295,000	11,298,145
Asset-Backed, Kern County Tobacco Funding Corp., Refunding, 5.00%, 6/01/40	17,650,000	19,019,110
Asset-Backed, Stanislaus County Tobacco Funding Corp., Series A, 5.875%, 6/01/43	8,690,000	8,802,622
California Health Facilities Financing Authority Revenue,
Adventist Health System/West, Series A, Pre-Refunded, 5.75%, 9/01/39	18,000,000	19,006,740
California-Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/35	1,000,000	1,135,580
Catholic Healthcare West, Series A, 5.25%, 3/01/41	50,000,000	53,516,500
Catholic Healthcare West, Series A, Pre-Refunded, 6.00%, 7/01/34	10,000,000	10,539,700
Cedars-Sinai Medical Center, Pre-Refunded, 5.00%, 8/15/39	4,200,000	4,397,442
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/42	7,750,000	8,671,243
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/47	10,370,000	11,541,395
Children’s Hospital Los Angeles, Series A, AGMC Insured, Pre-Refunded, 5.25%, 7/01/38	17,000,000	18,330,930
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/24	10,500,000	11,299,995
Children’s Hospital of Orange County, Series A, 6.25%, 11/01/29	13,870,000	14,866,143
Children’s Hospital of Orange County, Series A, 5.25%, 11/01/41	10,000,000	11,069,100
Community Program for Persons with Developmental Disabilities, Series A, California Mortgage Insured, 6.25%, 2/01/26	5,000,000	5,591,500
El Camino Hospital, 4.125%, 2/01/47	11,000,000	11,315,480
El Camino Hospital, 5.00%, 2/01/47	12,500,000	14,054,250
Feedback Foundation Inc., Series A, California Mortgage Insured, 6.50%, 12/01/22	620,000	622,585
Kaiser Permanente, Refunding, Series A, Subseries A-2, 4.00%, 11/01/38	25,000,000	26,050,500
Kaiser Permanente, Refunding, Series A, Subseries A-2, 4.00%, 11/01/44	385,000,000	398,321,000
Kaiser Permanente, Series A, Subseries A-2, 5.00%, 11/01/47	30,000,000	38,975,400
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/51	39,455,000	43,031,990
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 11/15/56	12,000,000	13,615,920
Lucile Salter Packard Children’s Hospital at Stanford, Series B, 5.00%, 8/15/55	12,960,000	14,599,181
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage Insured, 5.00%, 7/01/34	1,000,000	1,132,100
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage Insured, 5.00%, 7/01/39	1,450,000	1,622,478
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage Insured, 5.00%, 7/01/44	1,160,000	1,290,825
Pomona Valley Hospital, Refunding, Series A, NATL Insured, 5.625%, 7/01/19	3,705,000	3,716,634
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/38	9,000,000	10,248,480
Providence Health and Services, Series C, Pre-Refunded, 6.25%, 10/01/28	4,000,000	4,094,440
Providence Health and Services, Series C, Pre-Refunded, 6.50%, 10/01/38	6,500,000	6,659,835
Rady Children’s Hospital, 5.25%, 8/15/41	11,000,000	11,826,760
Stanford Health Care, Refunding, Series A, 4.00%, 11/15/40	40,000,000	41,553,600
Sutter Health, Refunding, Series A, 5.00%, 8/15/43	20,000,000	22,456,800
Sutter Health, Refunding, Series A, 4.00%, 11/15/48	36,810,000	37,576,016
Sutter Health, Refunding, Series A, 5.00%, 11/15/48	63,470,000	72,296,773
Sutter Health, Refunding, Series B, 5.00%, 11/15/46	26,565,000	30,033,326
Sutter Health, Series A, 5.00%, 8/15/52	89,990,000	98,473,357
Sutter Health, Series A, Pre-Refunded, 5.00%, 8/15/38	30,300,000	30,700,263

franklintempleton.com	Annual Report	19

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Infrastructure and Economic Development Bank Revenue,
Academy of Motion Picture Arts and Sciences Obligated Group, Refunding, Series A, 5.00%, 11/01/41	$8,000,000	$8,889,760
Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33	13,460,000	16,602,641
Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/29	50,985,000	62,421,955
Clean Water State Revolving Fund, Green Bonds, 5.00%, 10/01/48	10,000,000	11,744,300
Infrastructure SRF, Refunding, Series A, 5.00%, 10/01/40	4,015,000	4,559,033
Infrastructure SRF, Refunding, Series A, 5.00%, 10/01/43	1,900,000	2,150,629
UCSF 2130 Third Street, 5.00%, 5/15/52	10,950,000	12,662,142
California Municipal Finance Authority COP,
Community Hospitals of Central California Obligated Group, Pre-Refunded, 5.375%, 2/01/29	10,000,000	10,318,200
Community Hospitals of Central California Obligated Group, Pre-Refunded, 5.50%, 2/01/39	13,250,000	13,685,262
California Municipal Finance Authority Mobile Home Park Revenue, Caritas Projects, Senior, Refunding, Series A, 4.00%, 8/15/52	27,350,000	27,370,239
California Municipal Finance Authority Senior Living Revenue,
Pilgrim Place in Claremont, Series A, California Mortgage Insured, Pre-Refunded, 5.875%, 5/15/29	2,895,000	3,033,699
Pilgrim Place in Claremont, Series A, California Mortgage Insured, Pre-Refunded, 6.125%, 5/15/39	5,830,000	6,125,348
California School Facilities Financing Authority Revenue, Azusa USD, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/32	10,000,000	10,456,900
California State Educational Facilities Authority Revenue,
Chapman University, 5.00%, 4/01/45	10,000,000	10,982,000
Loma Linda University, Refunding, Series A, 5.00%, 4/01/47	11,000,000	12,281,720
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/26	7,620,000	5,877,535
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/27	7,365,000	5,453,488
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/28	4,120,000	2,931,339
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/30	5,685,000	3,716,967
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/31	7,615,000	4,755,263
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/32	7,615,000	4,546,612
Pepperdine University, Refunding, 5.00%, 10/01/49	13,060,000	14,904,333
Santa Clara University, Capital Appreciation, Refunding, AMBAC Insured, zero cpn., 9/01/26	5,150,000	3,858,432
Santa Clara University, Refunding, 5.00%, 4/01/45	15,495,000	17,343,863
Stanford University, Refunding, Series U-1, 5.25%, 4/01/40	24,960,000	32,901,523
Stanford University, Refunding, Series U-3, 5.00%, 6/01/43	56,950,000	73,987,162
Stanford University, Series U-4, 5.00%, 6/01/43	24,205,000	31,446,168
Stanford University, Series U-6, 5.00%, 5/01/45	90,580,000	118,588,242
California State GO,
NATL Insured, 6.00%, 10/01/21	65,000	66,459
NATL RE, FGIC Insured, 5.625%, 10/01/26	5,005,000	5,108,053
Pre-Refunded, 5.00%, 8/01/34	26,795,000	27,111,449
Various Purpose, 5.125%, 4/01/24	5,000	5,013
Various Purpose, 6.00%, 5/01/24	2,565,000	2,574,029
Various Purpose, 5.20%, 4/01/26	20,000	20,054

20	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State GO, (continued)
Various Purpose, 6.00%, 4/01/38	$57,130,000	$59,576,878
Various Purpose, 5.00%, 10/01/39	15,000,000	17,210,250
Various Purpose, 6.00%, 11/01/39	100,000,000	106,697,000
Various Purpose, 5.25%, 11/01/40	69,685,000	75,492,548
Various Purpose, AGMC Insured, 5.50%, 4/01/19	275,000	280,385
Various Purpose, AGMC Insured, 5.50%, 3/01/20	190,000	193,219
Various Purpose, AMBAC Insured, 5.90%, 3/01/25	210,000	213,839
Various Purpose, FGIC Insured, 6.00%, 8/01/19	605,000	613,730
Various Purpose, FGIC Insured, 5.375%, 6/01/26	1,335,000	1,343,437
Various Purpose, NATL Insured, 6.00%, 8/01/24	990,000	1,004,711
Various Purpose, Pre-Refunded, 5.00%, 8/01/34	21,205,000	21,455,431
Various Purpose, Refunding, 5.625%, 9/01/24	255,000	259,386
Various Purpose, Refunding, 6.00%, 3/01/33	25,000,000	27,017,500
Various Purpose, Refunding, 5.50%, 3/01/40	25,000,000	26,719,750
Various Purpose, Refunding, 5.00%, 10/01/41	15,250,000	16,759,597
Various Purpose, Refunding, 5.00%, 4/01/42	85,000,000	92,928,800
Various Purpose, Refunding, 5.00%, 4/01/43	44,745,000	49,369,396
Various Purpose, Refunding, 5.00%, 10/01/44	25,000,000	28,134,750
Various Purpose, Refunding, 5.00%, 8/01/45	22,500,000	25,550,550
Various Purpose, Refunding, 5.00%, 9/01/45	10,000,000	11,468,800
Various Purpose, Refunding, 5.00%, 8/01/46	20,000,000	22,895,800
Various Purpose, Refunding, 5.00%, 10/01/47	81,000,000	92,192,580
[a] California State Health Facilities Financing Authority Revenue,
Sutter Health, Series A, 4.00%, 11/15/42	11,680,000	12,008,558
Sutter Health, Series A, 5.00%, 11/15/48	34,500,000	39,296,880
California State Municipal Finance Authority Revenue,
Channing House Project, Series B, California Mortgage Insured, 5.00%, 5/15/47	10,000,000	11,393,000
City of Anaheim Water System Project, Refunding, Series A, 5.25%, 10/01/45	13,145,000	15,277,513
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/42	5,500,000	6,055,775
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/47	13,500,000	14,789,520
Community Medical Centers, Series A, 5.00%, 2/01/46	15,000,000	16,498,650
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/42	5,100,000	5,673,903
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/47	4,000,000	4,433,520
Eisenhower Medical Center, Series A, Pre-Refunded, 5.75%, 7/01/40	7,000,000	7,616,630
Inland Regional Center Project, Refunding, 5.00%, 6/15/45	23,300,000	25,552,877
NorthBay Healthcare Group, Series A, 5.25%, 11/01/41	5,500,000	6,007,375
NorthBay Healthcare Group, Series A, 5.00%, 11/01/47	8,650,000	9,253,165
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	33,895,000	38,637,588
University of La Verne, Refunding, Series A, 4.00%, 6/01/47	8,000,000	8,298,160
California State PCFA Revenue, San Jose Water Company Project, 4.75%, 11/01/46	15,000,000	16,228,350
California State Public School District Financing Authority Lease Revenue, Southern Kern USD, Series B, AGMC Insured, ETM, 5.90%, 9/01/26	1,615,000	1,862,886
California State Public Works Board Lease Revenue,
Various Capital Projects, Refunding, Series G, 5.00%, 11/01/31	16,520,000	18,432,025
Various Capital Projects, Series A, 5.00%, 4/01/31	48,070,000	52,996,214
Various Capital Projects, Series A, 5.00%, 4/01/32	17,885,000	19,681,906
Various Capital Projects, Series A, 5.00%, 4/01/37	29,000,000	31,832,430
Various Capital Projects, Series A, Subseries A-1, Pre-Refunded, 5.50%, 3/01/25	8,700,000	9,341,103
Various Capital Projects, Series A, Subseries A-1, Pre-Refunded, 6.00%, 3/01/35	10,000,000	10,830,700
Various Capital Projects, Series G, Subseries G-1, Pre-Refunded, 5.75%, 10/01/30	100,000,000	106,211,000
Various Capital Projects, Series I, 5.00%, 11/01/38	40,000,000	44,667,600

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Public Works Board Lease Revenue, (continued)
Various Capital Projects, Series I, Pre-Refunded, 6.375%, 11/01/34	$50,000,000	$53,753,000
Various Judicial Council Projects, Series D, 5.00%, 12/01/31	15,000,000	16,424,850
California State University Revenue,
Systemwide, Refunding, Series A, 5.00%, 11/01/39	23,000,000	26,168,250
Systemwide, Refunding, Series A, 5.00%, 11/01/42	29,105,000	33,675,067
Systemwide, Refunding, Series A, 5.00%, 11/01/42	29,645,000	32,314,532
Systemwide, Refunding, Series A, 5.00%, 11/01/43	11,000,000	12,569,150
Systemwide, Refunding, Series A, 5.00%, 11/01/44	32,345,000	36,405,915
Systemwide, Refunding, Series A, 5.00%, 11/01/47	63,000,000	72,406,530
Systemwide, Series A, AGMC Insured, 5.00%, 11/01/33	110,000	110,318
Systemwide, Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/01/33	4,890,000	4,903,790
California Statewide CDA,
COP, Insured Health Facilities, UniHealth America, Series A, AMBAC Insured, Pre-Refunded, 5.75%, 10/01/25	8,820,000	9,644,846
COP, NATL Insured, 5.00%, 4/01/18	2,200,000	2,200,000
COP, NATL Insured, 5.125%, 4/01/23	6,000,000	6,016,140
MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured, 5.10%, 7/20/50	10,000,000	10,370,700
California Statewide CDA Revenue,
Adventist Health System/West, Refunding, Series A, 5.00%, 3/01/35	9,250,000	10,432,890
Adventist Health System/West, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/37	16,500,000	16,580,850
Cottage Health System Obligated Group, Refunding, 5.25%, 11/01/30	18,500,000	19,843,655
Cottage Health System Obligated Group, Refunding, 5.00%, 11/01/40	56,000,000	59,027,920
Enloe Medical Center, Series B, California Mortgage Insured, Pre-Refunded, 6.25%, 8/15/28	17,215,000	17,520,738
Enloe Medical Center, Series B, California Mortgage Insured, Pre-Refunded, 6.25%, 8/15/33	20,000,000	20,355,200
Enloe Medical Center, Series B, California Mortgage Insured, Pre-Refunded, 5.75%, 8/15/38	36,500,000	37,081,810
Henry Mayo Newhall Memorial Hospital, Refunding, Series A, AGMC Insured, 5.25%, 10/01/43	3,000,000	3,341,310
Henry Mayo Newhall Memorial Hospital, Series B, AMBAC Insured, Pre-Refunded, 5.05%, 10/01/28	7,825,000	7,965,615
Insured Health Facility, CLARE Foundation Inc. and Principals Inc., Refunding, Series A, California Mortgage Insured, 5.00%, 8/01/21	600,000	601,548
Insured Health Facility, North County Serenity House Inc., Refunding, California Mortgage Insured, 5.50%, 1/01/28	2,945,000	2,953,599
Kaiser Permanente, Series A, 5.00%, 4/01/42	88,945,000	97,561,102
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.25%, 8/01/24	11,945,000	12,629,210
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.625%, 8/01/29	20,015,000	21,314,174
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.75%, 2/01/38	37,455,000	39,947,256
Poway RHF Housing Inc., Series A, California Mortgage Insured, 5.25%, 11/15/35	2,000,000	2,278,620
The Redwoods Project, Refunding, California Mortgage Insured, 5.125%, 11/15/35	2,000,000	2,257,800
The Redwoods Project, Refunding, California Mortgage Insured, 5.375%, 11/15/44	7,250,000	8,258,258
St. Joseph Health System, Series B, FGIC Insured, Pre-Refunded, 5.75%, 7/01/47	29,600,000	29,915,240
St. Joseph Health System, Series C, FGIC Insured, Pre-Refunded, 5.75%, 7/01/47	12,000,000	12,127,800
St. Joseph Health System, Series E, AGMC Insured, Pre-Refunded, 5.25%, 7/01/47	35,300,000	35,632,879
Sutter Health, Series B, Pre-Refunded, 5.25%, 11/15/48	63,255,000	63,540,913
Sutter Health, Series C, AGMC Insured, Pre-Refunded, 5.05%, 8/15/38	15,000,000	15,200,850
Sutter Health, Series C, Pre-Refunded, 5.00%, 11/15/38	23,925,000	24,026,203
California Statewide CDA Student Housing Revenue,
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, Pre-Refunded, 5.50%, 5/15/26	9,500,000	9,544,555
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, Pre-Refunded, 6.00%, 5/15/40	59,000,000	59,310,930
University of California, Irvine East Campus Apartments, Phase I, CHF-Irvine LLC, Refunding, 5.125%, 5/15/31	8,000,000	8,585,840

22	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide CDA Student Housing Revenue, (continued)
University of California, Irvine East Campus Apartments, Phase I, CHF-Irvine LLC, Refunding, 5.375%, 5/15/38	$8,500,000	$9,106,560
California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program, Series A, AGMC Insured, 5.25%, 10/01/24	275,000	275,751
Campbell USD,
GO, Capital Appreciation, Series B, NATL Insured, zero cpn., 8/01/20	5,000,000	4,795,750
GO, Capital Appreciation, Series B, NATL Insured, zero cpn., 8/01/21	6,280,000	5,895,036
Carlsbad USD,
COP, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/34	14,000,000	14,714,980
COP, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/41	3,880,000	4,078,152
GO, Capital Appreciation, Election of 2006, Series B, zero cpn. to 5/01/19, 6.00% thereafter, 5/01/34	14,000,000	15,781,640
GO, Capital Appreciation, Election of 2006, Series C, zero cpn. to 8/01/26, 6.625% thereafter, 8/01/35	33,000,000	30,664,920
Castaic USD, COP, Refunding, AGMC Insured, 5.125%, 9/01/33	1,000,000	1,062,480
Castro Valley USD, COP, Solar Projects, AGMC Insured, 5.00%, 9/01/32	2,620,000	2,826,587
Centinela Valley UHSD,
GO, Los Angeles County, Election of 2010, Series B, AGMC Insured, 5.00%, 8/01/50	3,850,000	4,294,252
GO, Los Angeles County, Refunding, Series A, NATL Insured, 5.50%, 8/01/33	15,630,000	18,882,916
Central USD,
GO, Fresno County, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/29	3,000,000	3,154,650
GO, Fresno County, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.625%, 8/01/33	3,500,000	3,686,165
Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured, 5.00%, 11/01/22	1,675,000	1,712,118
Chaffey Joint UHSD, GO, Election of 2012, Series B, 5.00%, 8/01/44	27,500,000	30,853,625
Charter Oak USD, GO, Los Angeles County, Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/40	5,000,000	5,580,050
Chico USD, GO, Election of 2012, Series A, 5.00%, 8/01/43	8,000,000	8,902,880
Chula Vista IDR, San Diego Gas and Electric Co., Refunding, Series A, 5.875%, 2/15/34	17,500,000	18,302,900
Coachella Valley USD,
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/36	8,000,000	3,984,160
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/37	8,000,000	3,806,480
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/40	7,500,000	3,097,500
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/43	10,000,000	3,520,200
College of the Sequoias Tulare Area ID No. 3 GO, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/33	5,000,000	5,257,750
College of the Sequoias Visalia Area ID No. 2 GO,
Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/33	5,750,000	6,046,413
Election of 2008, Series B, AGMC Insured, 5.00%, 8/01/39	3,000,000	3,177,570
Colton Joint USD,
GO, San Bernardino and Riverside Counties, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/42	16,365,000	6,000,555
GO, San Bernardino and Riverside Counties, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.375%, 8/01/34	10,665,000	11,197,397

franklintempleton.com	Annual Report	23

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Compton CRDA Tax Allocation,
Redevelopment Project, second lien, Series B, 5.70%, 8/01/30	$10,000,000	$10,637,100
Redevelopment Project, second lien, Series B, 6.00%, 8/01/35	11,160,000	11,940,642
Redevelopment Project, second lien, Series B, 6.00%, 8/01/42	10,000,000	10,676,100
Compton Sewer Revenue, 6.00%, 9/01/39	11,775,000	12,211,028
Coronado CDA Tax Allocation,
Coronado Community Development Project, NATL Insured, 5.375%, 9/01/26	2,700,000	2,707,290
Coronado Community Development Project, Refunding, NATL Insured, 5.00%, 9/01/34	6,115,000	6,128,759
Corona-Norco USD,
GO, Riverside County, Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/23	2,320,000	2,031,415
GO, Riverside County, Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/24	2,620,000	2,220,109
GO, Riverside County, Capital Appreciation, Series B, AGMC Insured, zero cpn., 3/01/25	1,400,000	1,159,970
GO, Riverside County, Capital Appreciation, Series C, NATL Insured, zero cpn., 9/01/25	4,655,000	3,796,432
GO, Riverside County, Capital Appreciation, Series C, NATL Insured, zero cpn., 9/01/26	6,080,000	4,768,362
GO, Riverside County, Election of 2006, Series B, Assured Guaranty, Pre-Refunded, 5.375%, 2/01/34	12,000,000	12,156,360
GO, Riverside County, Election of 2006, Series C, AGMC Insured, Pre-Refunded, 5.50%, 8/01/39	7,500,000	7,891,725
GO, Riverside County, Election of 2014, Series A, 5.00%, 8/01/44	20,000,000	22,334,200
Covina PFA Wastewater Revenue, Assured Guaranty, 5.375%, 10/01/29	6,550,000	6,878,810
Covina PFA Water Revenue, AGMC Insured, 5.50%, 10/01/40	3,500,000	3,801,070
Cudahy RDA Allocation, Refunding, Series C, 6.00%, 10/01/27	5,490,000	5,539,190
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile Home Park Acquisition Project, senior bond, Refunding, Series A, 5.00%, 12/15/47	17,870,000	17,896,984
Delano UHSD, GO, Refunding, Series A, NATL Insured, 5.15%, 2/01/32	8,520,000	9,851,165
Delano USD, COP, Refinancing Project, NATL Insured, 5.125%, 1/01/22	1,320,000	1,383,175
East Bay MUD Wastewater System Revenue, Alameda and Contra Costa Counties, Refunding, Series A-2, 5.00%, 6/01/38	12,060,000	15,202,354
East Bay MUD Water System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/35	10,000,000	11,455,900
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/36	7,355,000	8,475,387
Alameda and Contra Costa Counties, Series C, 5.00%, 6/01/44	14,000,000	15,790,460
Alameda and Contra Costa Counties, Series C, 4.00%, 6/01/45	9,070,000	9,471,710
Eastern California Municipal Water District Financing Authority Water and Wastewater Revenue, Series B, 5.00%, 7/01/46	30,705,000	34,889,477
El Monte UHSD, GO, Los Angeles County, Election of 2008, Series A, Assured Guaranty, Pre- Refunded, 5.50%, 6/01/34	11,355,000	11,870,290
Elk Grove Finance Authority Special Tax Revenue, BAM Insured, 5.00%, 9/01/38	1,500,000	1,665,360
Elsinore Valley Municipal Water District COP, Series A, BHAC Insured, Pre-Refunded, 5.00%, 7/01/29	7,245,000	7,308,973
Escondido UHSD,
COP, Public School Facilities Project, Series A, AGMC Insured, 5.00%, 6/01/33	3,500,000	3,697,260
COP, Public School Facilities Project, Series A, AGMC Insured, 5.00%, 6/01/37	2,500,000	2,640,900
Fairfax Elementary School District GO,
Capital Appreciation, Election of 2010, Refunding, AGMC Insured, zero cpn., 11/01/48	10,380,000	2,750,908
Election of 2010, AGMC Insured, 5.75%, 11/01/40	2,250,000	2,519,213
Fontana RDA Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A, 5.50%, 10/01/27	12,500,000	12,737,250
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/37	41,250,000	19,140,412
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/38	77,650,000	34,453,305
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/39	56,100,000	23,792,571
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.50% thereafter, 1/15/31	35,000,000	31,685,500

24	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, (continued)
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.625% thereafter, 1/15/32	$37,260,000	$33,885,362
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	130,000,000	45,007,300
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 6.85% thereafter, 1/15/42	98,000,000	87,631,600
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/22	30,835,000	28,610,255
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/23	5,765,000	5,201,414
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/24	72,045,000	63,104,215
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/25	20,660,000	17,565,958
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/26	23,475,000	19,366,171
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/27	15,000,000	11,998,050
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/28	2,000,000	1,544,480
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/29	35,310,000	26,052,424
Refunding, Series A, 5.75%, 1/15/46	260,000,000	297,988,600
Refunding, Series A, 6.00%, 1/15/49	305,000,000	357,475,250
Refunding, Series A, 6.00%, 1/15/53	190,000,000	222,246,800
Refunding, Series A, AGMC Insured, 5.00%, 1/15/42	10,000,000	10,981,800
Fort Bragg USD, GO, Election of 2008, AGMC Insured, 5.125%, 8/01/41	4,380,000	4,740,430
Fowler USD,
GO, Fresno County, Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn., 8/01/41	3,095,000	1,248,430
GO, Fresno County, Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn., 8/01/42	3,005,000	1,160,321
GO, Fresno County, Election of 2004, Series C, AGMC Insured, 5.25%, 8/01/39	3,555,000	3,801,290
Franklin-McKinley School District GO, Santa Clara County, Election of 2010, Series C, BAM Insured, 5.00%, 8/01/44	5,000,000	5,504,300
Fresno USD,
GO, Capital Appreciation, Election of 2001, Series G, zero cpn., 8/01/41	47,000,000	11,004,580
GO, Capital Appreciation, Election of 2010, Series B, zero cpn., Refunding, 8/01/41	35,000,000	8,246,350
GO, Refunding, Series C, NATL Insured, 5.90%, 2/01/20	2,065,000	2,220,371
GO, Refunding, Series C, NATL Insured, 5.90%, 8/01/22	3,000,000	3,320,310
Fullerton School District Financing Authority Special Tax Revenue, senior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/31	2,500,000	2,770,350
Fullerton School District GO, Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/23	3,030,000	2,666,945
Glendale Community College District GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/28	15,000,000	10,063,050
Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, NATL Insured, 5.00%, 9/01/24	5,000,000	5,013,200
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Senior, Series A, 5.75%, 6/01/47	72,885,000	73,315,750
Asset-Backed, Senior, Series A-1, 5.125%, 6/01/47	5,000,000	5,000,050
Asset-Backed, Series A, 5.00%, 6/01/35	25,000,000	28,389,250
Asset-Backed, Series A, 5.00%, 6/01/40	212,525,000	239,723,949
Asset-Backed, Series A, 5.00%, 6/01/45	144,305,000	162,180,060
Grand Terrace CRDA Tax Allocation Revenue, Community Redevelopment Project Area, Series A, 6.00%, 9/01/33	10,000,000	10,653,000
Grossmont UHSD,
GO, San Diego County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/24 .	5,110,000	4,350,245
GO, San Diego County, Election of 2008, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/33	1,440,000	1,504,814
GO, San Diego County, Election of 2008, Series A, AGMC Insured, Pre-Refunded, 5.25%, 8/01/33	7,510,000	7,872,583
Hacienda La Puente USD, GO, Los Angeles County, Election of 2016, Series A, 4.00%, 8/01/47	15,655,000	16,348,830

franklintempleton.com	Annual Report	25

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Hartnell Community College District GO, Monterey and San Benito Counties, Capital Appreciation, Election of 2002, zero cpn. to 8/01/22, 6.125% thereafter, 8/01/33	$20,000,000	$21,989,000
Hawthorne School District GO,
Capital Appreciation, Election of 2004, Series C, Assured Guaranty, zero cpn., 8/01/48	37,665,000	10,128,119
Los Angeles County, Election of 2008, Series A, Assured Guaranty, 5.00%, 8/01/34	1,000,000	1,036,950
Hayward USD, GO, Alameda County, Capital Appreciation, Election of 2008, Series A, AGMC Insured, Pre-Refunded, zero cpn., 8/01/38	9,875,000	2,623,294
Healdsburg RDA Tax Allocation Revenue, Sotoyome Community Development Project, Pre-Refunded, 5.375%, 8/01/34	7,750,000	8,398,985
Huntington Beach City School District GO, Capital Appreciation, Election of 2002, Series A, NATL Insured, zero cpn., 8/01/28	10,005,000	7,301,949
Huntington Beach UHSD, COP, Adult Education Project, AGMC Insured, 5.25%, 9/01/39	2,000,000	2,145,380
Indian Wells Valley Water District COP,
Refunding, Assured Guaranty, 5.125%, 10/01/32	1,690,000	1,734,194
Refunding, Assured Guaranty, 5.25%, 10/01/39	7,590,000	7,795,841
Inland Empire Tobacco Securitization Authority Revenue, Tobacco Settlement Asset-Backed, Inland Empire Tobacco Securitization Corp., Capital Appreciation, Series B, 5.75%, 6/01/26	35,000,000	36,335,950
Irvine USD Financing Authority Special Tax,
Group II, Series A, Pre-Refunded, 5.00%, 9/01/26	1,720,000	1,744,699
Group II, Series A, Pre-Refunded, 5.125%, 9/01/36	6,305,000	6,398,755
Irvine USD Special Tax,
CFD No. 01-1, South Irvine Communities, Refunding, BAM Insured, 5.00%, 9/01/38	7,000,000	7,729,820
CFD No. 09-1, Series D, 5.00%, 3/01/57	10,000,000	10,991,500
Jefferson UHSD San Mateo County GO,
Refunding, Series A, NATL Insured, 6.45%, 8/01/25	3,045,000	3,645,504
Refunding, Series A, NATL Insured, 6.45%, 8/01/29	3,075,000	3,888,184
Jurupa PFA Special Tax Revenue,
Refunding, Series A, AGMC Insured, 5.25%, 9/01/42	3,250,000	3,652,350
Series A, AGMC Insured, 5.125%, 9/01/37	4,000,000	4,449,000
Jurupa PFAR, superior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/30	4,000,000	4,254,720
Jurupa USD, GO, Riverside County, Election of 2014, Series A, 5.00%, 8/01/39	10,165,000	11,393,644
La Habra COP, Park La Habra and Viewpark Refinancing Project, Refunding, Series A, AGMC Insured, 5.25%, 9/01/40	7,900,000	8,487,760
La Mirada RDA Tax Allocation, Merged Project Area, Refunding, Series A, AGMC Insured, 5.00%, 8/15/28	1,855,000	1,978,079
La Palma Community Development Commission Tax Allocation, La Palma Community Development Project No. 1, Refunding, 6.10%, 6/01/22	575,000	576,507
Lake Elsinore PFA Tax Allocation Revenue, Series A, Assured Guaranty, 5.25%, 9/01/33	10,065,000	10,529,198
Lake Elsinore USD, COP, School Facilities Project Funding Program, AGMC Insured, 5.00%, 6/01/42	10,000,000	10,520,300
Lake Tahoe USD, GO, Election of 2008, AGMC Insured, 5.375%, 8/01/29	10,000,000	10,476,200
Lakeside USD San Diego County GO, Capital Appreciation, Election of 2008, Series B, zero cpn., 8/01/45	11,540,000	3,667,758
Lammersville Joint USD, GO, Election of 2016, Series A, 4.00%, 8/01/46	41,340,000	42,760,029
Lancaster School District GO,
Capital Appreciation, Election of 1999, NATL Insured, zero cpn., 8/01/25	5,495,000	4,462,654
Capital Appreciation, Election of 1999, NATL Insured, zero cpn., 7/01/26	5,965,000	4,651,388
Lawndale RDA Tax Allocation,
Economic Revitalization Project, Assured Guaranty, 5.50%, 8/01/39	10,280,000	10,768,197
Economic Revitalization Project, Assured Guaranty, 5.50%, 8/01/44	6,085,000	6,369,900
Lemon Grove School District GO,
Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/50	20,990,000	5,494,972
Election of 2008, Series A, Assured Guaranty, 5.125%, 8/01/33	2,100,000	2,188,326

26	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Live Oak School District COP,
Assured Guaranty, Pre-Refunded, 5.50%, 8/01/29	$1,245,000	$1,308,346
Assured Guaranty, Pre-Refunded, 5.875%, 8/01/34	2,270,000	2,396,621
Assured Guaranty, Pre-Refunded, 5.875%, 8/01/39	2,750,000	2,903,395
Lodi Electric System Revenue COP, Series A, Assured Guaranty, 5.00%, 7/01/32	18,960,000	19,113,197
Lodi USD, GO, San Joaquin County, Election of 2016, 4.00%, 8/01/41	15,000,000	15,762,750
Long Beach Bond Finance Authority Natural Gas Purchase Revenue,
Series A, 5.50%, 11/15/28	8,000,000	9,644,880
Series A, 5.00%, 11/15/29	17,465,000	20,457,453
Series A, 5.50%, 11/15/30	5,000,000	6,144,950
Series A, 5.00%, 11/15/35	69,800,000	83,785,128
Series A, 5.50%, 11/15/37	35,000,000	44,468,550
Los Angeles Community College District GO,
Election of 2001, Series E-1, Pre-Refunded, 5.00%, 8/01/33	25,000,000	25,295,250
Election of 2003, Series F-1, Pre-Refunded, 5.00%, 8/01/33	20,000,000	20,236,200
Refunding, 5.00%, 8/01/38	10,000,000	11,559,400
Los Angeles County MTA Sales Tax Revenue,
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/35	17,655,000	20,723,792
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/37	10,970,000	12,789,155
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/38	28,160,000	32,784,998
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/39	10,000,000	11,626,500
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects, District No. 20, Green Bonds, Refunding, Series A, 4.00%, 10/01/42	26,430,000	27,631,243
Los Angeles Department of Airports Revenue,
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/34	18,500,000	19,180,430
Los Angeles International Airport, Senior, Refunding, Series A, 5.25%, 5/15/39	14,000,000	14,547,120
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/40	19,445,000	20,710,286
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/35	80,000,000	85,240,000
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/40	30,000,000	31,952,100
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/41	14,500,000	16,109,935
Los Angeles International Airport, Subordinate, Series A, 5.00%, 5/15/42	10,000,000	11,370,900
Los Angeles International Airport, Subordinate, Series A, 5.00%, 5/15/44	60,000,000	68,821,800
Los Angeles International Airport, Subordinate, Series A, 5.00%, 5/15/47	23,000,000	26,056,010
Los Angeles International Airport, Subordinate, Series B, 5.00%, 5/15/41	12,500,000	14,068,250
Los Angeles International Airport, Subordinate, Series B, 5.00%, 5/15/46	53,000,000	59,447,980
Los Angeles International Airport, Subordinate, Series C, Pre-Refunded, 5.125%, 5/15/33	16,000,000	16,069,120
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/33	66,020,000	75,235,732
Power System, Refunding, Series A, 5.00%, 7/01/34	53,105,000	60,342,680
Power System, Refunding, Series A, 5.00%, 7/01/35	15,105,000	17,123,934
Power System, Refunding, Series A, 5.00%, 7/01/36	17,795,000	20,138,424
Power System, Refunding, Series A, 5.00%, 7/01/46	15,000,000	17,092,200
Power System, Series A, 5.00%, 7/01/42	120,000,000	138,933,600
Power System, Series A, 5.00%, 7/01/47	125,000,000	144,202,500
Power System, Series A, Subseries A-1, 5.25%, 7/01/38	10,000,000	10,089,800
Power System, Series B, 5.00%, 7/01/35	11,995,000	13,838,392
Power System, Series B, 5.00%, 7/01/43	62,000,000	69,084,120
Power System, Series C, 5.00%, 7/01/42	41,155,000	47,972,326
Power System, Series C, 5.00%, 7/01/47	52,275,000	60,704,344
Power System, Series D, 5.00%, 7/01/44	51,940,000	58,189,940
Power System, Series E, 5.00%, 7/01/39	13,950,000	15,713,559
Power System, Series E, 5.00%, 7/01/44	34,000,000	38,091,220

franklintempleton.com	Annual Report	27

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Los Angeles Department of Water and Power Revenue, (continued)
Water System, Refunding, Series A, 5.00%, 7/01/43	$81,095,000	$89,242,615
Water System, Refunding, Series A, 5.00%, 7/01/46	37,255,000	42,451,327
Water System, Series A, 5.00%, 7/01/44	50,000,000	56,016,500
Los Angeles Harbor Department Revenue, Exempt Facility, Refunding, Series B, 5.00%, 8/01/44	10,300,000	11,567,209
Los Angeles Mortgage Revenue, FHA Insured Mortgage Loans, Section 8 Assisted Projects, Refunding, Series 1, NATL Insured, 6.50%, 7/01/22	315,000	315,898
Los Angeles USD,
GO, Election of 2004, Series I, 5.00%, 7/01/29	10,000,000	10,409,400
GO, Election of 2004, Series I, 5.00%, 1/01/34	36,760,000	38,218,637
GO, Election of 2005, Series F, 5.00%, 7/01/29	2,250,000	2,342,115
GO, Election of 2008, Series B-1, 5.25%, 7/01/42	35,000,000	41,904,100
Los Angeles Wastewater System Revenue,
Green Bonds, Refunding, Series C, 5.00%, 6/01/45	24,690,000	28,054,259
Green Bonds, Series A, 5.00%, 6/01/44	9,000,000	10,201,500
Series A, Pre-Refunded, 5.00%, 6/01/39	25,000,000	26,006,000
Los Gatos-Saratoga Joint UHSD,
GO, Santa Clara and Santa Cruz Counties, Election of 2014, Series A, 4.00%, 8/01/39	10,635,000	11,087,519
GO, Santa Clara and Santa Cruz Counties, Election of 2014, Series A, 4.00%, 8/01/44	16,090,000	16,718,636
Madera County COP,
Valley Children’s Hospital Project, NATL Insured, 5.00%, 3/15/23	8,500,000	8,525,755
Valley Children’s Hospital Project, NATL Insured, 5.75%, 3/15/28	27,500,000	27,581,675
McFarland PFAR, Water and Wastewater Financing Projects, Series A, AGMC Insured, 5.00%, 10/01/40	5,115,000	5,441,542
Mendocino-Lake Community College District GO, Election of 2006, Series B, AGMC Insured, 5.125%, 8/01/41	7,500,000	8,129,625
The Metropolitan Water District of Southern California Water Revenue, Authorization, Series A, 5.00%, 7/01/40	10,000,000	11,447,200
Midpeninsula Regional Open Space District GO, Green Bond, 4.00%, 9/01/48	11,220,000	11,815,894
Milpitas RDA Tax Allocation, Redevelopment Project Area No. 1, NATL Insured, ETM, 5.50%, 1/15/24	10,365,000	11,444,618
Modesto High School District Stanislaus County GO,
Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/21	9,660,000	9,020,122
Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/23	10,815,000	9,504,114
Capital Appreciation, Series A, NATL Insured, zero cpn., 5/01/27	12,770,000	9,753,981
Montebello USD, GO, Election of 2004, AGMC Insured, Pre-Refunded, 5.00%, 8/01/33	2,700,000	2,731,428
Monterey Peninsula USD,
GO, Election of 2010, Series A, AGMC Insured, Pre-Refunded, 5.75%, 8/01/41	17,500,000	19,783,225
GO, Election of 2010, Series C, 5.00%, 8/01/41	11,190,000	12,686,774
Moorpark USD,
COP, Assured Guaranty, Pre-Refunded, 5.625%, 11/01/28	2,180,000	2,316,490
GO, Capital Appreciation, Election of 2008, Series A, Assured Guaranty, zero cpn., 8/01/32	5,870,000	3,500,868
Moreno Valley USD,
GO, Riverside County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/27	6,315,000	4,962,769
GO, Riverside County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/28	6,625,000	5,047,853
GO, Riverside County, Election of 2014, Series A, AGMC Insured, 5.00%, 8/01/44	29,220,000	32,328,424
Mount San Antonio Community College District GO, Los Angeles County, Capital Appreciation, Election of 2008, Series A, zero cpn. to 8/01/28, 6.25% thereafter, 8/01/43	55,000,000	45,452,000
Mount San Jacinto Community College District GO, Election of 2014, Series B, 4.00%, 8/01/43	17,200,000	18,168,704
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	25,000,000	35,201,250
M-S-R Public Power Agency San Juan Project Revenue, Series E, NATL Insured, ETM, 6.00%, 7/01/22	6,330,000	6,989,776
Murrieta Valley USD, COP, School Facility Bridge Funding Program, Pre-Refunded, 5.75%, 5/01/41	12,000,000	13,008,720

28	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Needles PFAR Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22	$655,000	$655,779
Newport Mesa USD, GO, Capital Appreciation, Election of 2005, zero cpn. to 7/31/21, 6.30% thereafter, 8/01/42	20,000,000	21,782,000
Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%, 7/01/23	2,830,000	3,174,722
Oak Grove School District GO, Capital Appreciation, Election of 2008, Series B-1, Pre-Refunded, zero cpn., 6/01/41	36,240,000	7,976,062
Oak View USD, GO, San Joaquin County, Election of 2008, Series A, AGMC Insured, 5.00%, 8/01/49	1,895,000	1,970,838
Oakland GO, Series B, Pre-Refunded, 6.25%, 1/15/39	10,045,000	10,416,464
Oakland USD Alameda County GO, Election of 2006, Series A, Pre-Refunded, 6.125%, 8/01/29	7,225,000	7,656,549
Oceanside USD,
GO, San Diego County, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/38	10,590,000	4,858,586
GO, San Diego County, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/39	7,860,000	3,448,732
GO, San Diego County, Election of 2008, Refunding, Series A, Assured Guaranty, 5.25%, 8/01/33	5,000,000	5,058,450
GO, San Diego County, Refunding, 5.00%, 8/01/48	12,000,000	13,392,120
Ontario-Montclair School District GO, San Bernardino County, Election of 2016, Series A, 5.00%, 8/01/46	11,765,000	13,481,043
Orange County Sanitation District Revenue, Wastewater, Refunding, Series A, 5.00%, 2/01/36	8,350,000	9,564,424
Orange County Water District Revenue COP,
Series B, NATL Insured, ETM, 5.00%, 8/15/28	13,740,000	16,342,081
Series B, NATL Insured, ETM, 5.00%, 8/15/34	3,305,000	4,027,076
Series B, NATL Insured, Pre-Refunded, 5.00%, 8/15/34	4,140,000	5,273,242
Orange Special Tax, CFD No. 06-1, Del Rio Public Improvements, Refunding, AGMC Insured, 5.00%, 10/01/40	7,500,000	8,398,575
Oxnard School District GO, Ventura County, Election of 2012, Series C, BAM Insured, 4.00%, 8/01/44	10,755,000	11,144,008
Palomar Community College District GO,
Capital Appreciation, Election of 2006, Series B, zero cpn. to 8/01/25, 6.20% thereafter, 8/01/39	69,410,000	67,094,482
Election of 2006, Series C, 5.00%, 8/01/44	35,120,000	39,609,741
Palomar Health Revenue, Refunding, AGMC Insured, 5.00%, 11/01/47	35,000,000	39,391,800
Palomar Pomerado Health COP, Pre-Refunded, 6.75%, 11/01/39	30,000,000	32,377,500
Palomar Pomerado Health GO,
Capital Appreciation, Election of 2004, Series A, Assured Guaranty, zero cpn. to 8/01/19, 7.00% thereafter, 8/01/38	36,000,000	44,143,560
Capital Appreciation, Election of 2004, Series A, zero cpn. to 8/01/20, 6.75% thereafter, 8/01/40	60,000,000	68,894,400
Paramount USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/43	32,000,000	7,204,800
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/48	28,000,000	4,215,680
GO, Los Angeles County, Election of 2006, AGMC Insured, 5.00%, 8/01/46	11,270,000	12,167,655
GO, Los Angeles County, Election of 2006, BAM Insured, 5.00%, 8/01/48	2,450,000	2,702,203
Pasadena Electric Revenue, Refunding, Series A, 4.00%, 6/01/46	22,625,000	23,617,332
Patterson Joint USD,
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/22	1,900,000	1,688,188
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/23	1,985,000	1,701,820
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/24	2,075,000	1,713,307
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/25	2,170,000	1,723,327
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/26	2,265,000	1,727,448

franklintempleton.com	Annual Report	29

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Perris School District COP, School Facility Bridge Funding Program, AGMC Insured, 5.50%, 9/01/34	$4,000,000	$4,292,520
Perris SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn., 6/01/23	19,095,000	16,865,659
Perris UHSD, GO, Riverside County, Election of 2012, Series A, AGMC Insured, 5.00%, 9/01/42	5,000,000	5,522,200
Pittsburg USD Financing Authority Revenue, Board Program, AGMC Insured, Pre-Refunded, 5.50%, 9/01/46	9,980,000	11,227,999
Placentia-Yorba Linda USD,
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/43	27,955,000	10,380,251
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/46	89,200,000	28,746,484
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/49	85,000,000	23,493,150
Pleasanton USD, COP, AGMC Insured, Pre-Refunded, 5.00%, 8/01/29	4,000,000	4,305,640
Pomona USD,
GO, Election of 2008, Series C, AGMC Insured, 5.25%, 8/01/40	16,000,000	17,514,080
GO, Los Angeles County, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/33	5,675,000	5,948,989
Poway RDA Successor Agency Tax Allocation,
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/31	10,180,000	12,432,630
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/32	11,215,000	13,799,945
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 6/15/33	5,835,000	7,275,195
Poway USD, GO, Capital Appreciation, School Facilities ID No. 2007-1, Election of 2008, Refunding, Series B, zero cpn., 8/01/46	45,000,000	13,879,800
Rancho Water District Financing Authority Revenue, Capital Appreciation, AMBAC Insured, ETM, zero cpn., 8/15/18	13,605,000	13,520,785
Rialto RDA Tax Allocation, Series A, 6.25%, 9/01/37	13,525,000	13,791,037
Rialto USD,
GO, Capital Appreciation, Election of 1999, Series A, NATL Insured, zero cpn., 6/01/19	3,415,000	3,263,408
GO, Capital Appreciation, Election of 2010, Series A, AGMC Insured, zero cpn. to 8/01/26, 7.35% thereafter, 8/01/41	27,000,000	25,437,510
Richmond Joint Powers Financing Authority Lease Revenue, Civic Center Project, Refunding, Assured Guaranty, 5.875%, 8/01/37	24,000,000	25,198,800
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero cpn., 8/01/35	10,000,000	5,343,200
Ripon USD,
GO, Capital Appreciation, Election of 2012, Refunding, Series A, BAM Insured, zero cpn. to 8/01/18, 5.00% thereafter, 8/01/42	2,315,000	2,564,418
GO, Capital Appreciation, Election of 2012, Refunding, Series A, BAM Insured, zero cpn. to 8/01/18, 5.00% thereafter, 8/01/42	705,000	754,562
Riverside County Asset Leasing Corp. Leasehold Revenue,
Riverside County Hospital Project, Capital Appreciation, Series A, NATL Insured, zero cpn., 6/01/23	14,160,000	12,335,909
Riverside County Hospital Project, Capital Appreciation, Series A, NATL Insured, zero cpn., 6/01/24	13,005,000	10,944,098
Riverside County SFMR,
Capital Appreciation, Mortgage, Series A, GNMA Secured, ETM, zero cpn., 11/01/20	25,055,000	23,393,352
Capital Appreciation, Mortgage, Series B, GNMA Secured, ETM, zero cpn., 6/01/23	26,160,000	23,046,960
Riverside County Transportation Commission Sales Tax Revenue, Limited Tax, Series A, Pre- Refunded, 5.25%, 6/01/39	11,000,000	12,762,090
Riverside County Transportation Commission Toll Revenue, senior lien, Series A, 5.75%, 6/01/48	10,000,000	11,133,400
Riverside Electric Revenue,
Issue D, AGMC Insured, 5.00%, 10/01/33	10,000,000	10,159,300
Issue D, AGMC Insured, 5.00%, 10/01/38	5,310,000	5,392,995
Refunding, Series A, 5.00%, 10/01/43	11,535,000	12,900,052
Riverside Sewer Revenue, Refunding, Series A, 5.00%, 8/01/40	25,000,000	28,021,750

30	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
RNR School Financing Authority Special Tax, CFD No. 92-1, Subordinate, Refunding, Series A, BAM Insured, 5.00%, 9/01/36	$11,145,000	$12,451,194
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, Pre-Refunded, 7.00%, 9/01/39	8,865,000	9,521,099
Rocklin USD,
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/25	8,160,000	6,762,518
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/26	8,695,000	6,931,741
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/27	9,080,000	6,935,032
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/28	16,615,000	12,129,615
Rohnert Park Community Development Commission Tax Allocation Revenue,
Redevelopment Project, Series R, NATL Insured, 5.00%, 8/01/37	3,620,000	3,627,493
Redevelopment Project, Series R, NATL Insured, ETM, 5.00%, 8/01/37	1,380,000	1,382,125
Roseville Electric System Revenue COP, AGMC Insured, 5.00%, 2/01/34	5,000	5,013
Roseville Natural Gas Financing Authority Gas Revenue, 5.00%, 2/15/26	5,000,000	5,718,550
Sacramento City USD, GO, Election of 2012, Measure Q, Series E, 4.00%, 5/01/47	20,000,000	20,886,400
Sacramento County Airport System Revenue,
PFC/Grant, Subordinate, Series C, Assured Guaranty, Pre-Refunded, 5.75%, 7/01/39	5,000,000	5,052,600
Senior, 5.00%, 7/01/40	9,000,000	9,556,740
Senior, Refunding, Series A, 5.00%, 7/01/41	10,000,000	11,395,900
Senior, Series A, AGMC Insured, Pre-Refunded, 5.00%, 7/01/41	10,000,000	10,084,500
Senior, Series B, AGMC Insured, 5.25%, 7/01/39	20,000,000	20,166,800
Senior, Series B, Assured Guaranty, 5.50%, 7/01/34	16,320,000	16,477,814
Subordinate, Refunding, Series B, 5.00%, 7/01/41	9,000,000	10,186,290
Sacramento County Sanitation Districts Financing Authority Revenue,
Sacramento Regional County Sanitation District, NATL Insured, 5.00%, 12/01/36	13,220,000	13,250,142
Sacramento Regional County Sanitation District, Refunding, Series A, 5.00%, 12/01/44	25,000,000	28,137,000
Sacramento Water Revenue, 5.00%, 9/01/38	21,630,000	24,083,923
Salida Area Public Facilities Financing Agency No. 88 Special Tax, Refunding, AGMC Insured, 5.00%, 9/01/30	5,435,000	5,900,616
San Bernardino Community College District GO, Capital Appreciation, Election of 2008, Series B, zero cpn., 8/01/48	66,390,000	18,988,204
San Bernardino County COP, Medical Center Financing Project, Refunding, 5.00%, 8/01/26	13,045,000	13,082,570
San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn., 5/01/22	15,040,000	12,046,138
San Buenaventura Public Facilities Financing Authority Wastewater Revenue,
Series C, 5.00%, 1/01/39	8,500,000	9,523,910
Series C, 5.00%, 1/01/44	10,840,000	12,121,288
San Buenaventura Public Facilities Financing Authority Water Revenue, Series C, 5.00%, 1/01/44	8,555,000	9,566,201
San Diego Community College District GO, Capital Appreciation, Election of 2002, zero cpn. to 8/01/19, 6.00% thereafter, 8/01/33	26,880,000	31,462,502
San Diego County COP, The Salk Institute for Biological Studies, 5.125%, 7/01/40	15,000,000	15,914,400
San Diego County Regional Airport Authority Revenue,
Consolidated Rental Car Facilities, Series A, 5.00%, 7/01/44	5,645,000	6,273,119
Subordinate, Refunding, Series A, 5.00%, 7/01/27	11,565,000	12,361,944
San Diego County Regional Transportation Commission Sales Tax Revenue,
Refunding, Series A, 5.00%, 4/01/48	25,000,000	28,722,000
Series A, 5.00%, 4/01/44	54,915,000	62,024,296
Series A, 5.00%, 4/01/48	20,000,000	22,542,000
San Diego USD,
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/21	12,160,000	11,410,701
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/22	8,440,000	7,717,367
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/23	11,120,000	9,888,794

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Diego USD, (continued)
GO, Capital Appreciation, Election of 2008, Series A, Pre-Refunded, zero cpn. to 7/01/19, 6.00% thereafter, 7/01/33	$104,505,000	$118,826,365
GO, Capital Appreciation, Election of 2008, Series C, zero cpn. to 6/30/30, 6.625% thereafter, 7/01/48	29,840,000	23,438,126
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	74,270,000	50,508,799
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Refunding, Series R-2, zero cpn. to 6/30/30, 6.625% thereafter, 7/01/40	79,500,000	66,238,605
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series F, 5.00%, 7/01/40	56,510,000	65,048,096
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series F, 5.00%, 7/01/45	34,370,000	39,319,624
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series G, 5.00%, 7/01/40	13,000,000	14,964,170
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series I, 4.00%, 7/01/47	40,000,000	41,920,800
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series I, 5.00%, 7/01/47	10,000,000	11,630,100
San Francisco BART District GO, Election of 2016, Refunding, Series A-1, 5.00%, 8/01/47	15,000,000	17,451,000
San Francisco City and County Airport Commission International Airport Revenue,
Refunding, Series A, 5.00%, 5/01/47	11,000,000	12,410,310
Refunding, Series B, 5.00%, 5/01/47	40,000,000	45,666,400
Second Series, Series B, 5.00%, 5/01/44	31,000,000	34,420,540
Second Series, Series B, 5.00%, 5/01/46	12,500,000	13,967,500
San Francisco City and County Public Utilities Commission Water Revenue,
Refunding, Series A, 5.00%, 11/01/36	5,000,000	5,684,500
Sub-Series A, 5.00%, 11/01/36	23,490,000	26,002,725
Sub-Series A, 5.00%, 11/01/41	5,800,000	6,336,906
Sub-Series A, 5.00%, 11/01/43	71,735,000	78,791,572
San Francisco City and County RDA Successor Agency Tax Allocation, Transbay Infrastructure Projects, third lien, Series B, AGMC Insured, 5.00%, 8/01/46	10,000,000	11,363,500
San Gabriel USD,
GO, Los Angeles County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero cpn., 8/01/26	3,530,000	2,811,857
GO, Los Angeles County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero cpn., 2/01/27	1,850,000	1,423,594
San Jacinto USD,
COP, Refunding, AGMC Insured, 5.125%, 9/01/30	4,375,000	4,664,231
COP, Refunding, AGMC Insured, 5.375%, 9/01/40	12,000,000	12,834,120
San Joaquin Delta Community College District GO,
Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/31	10,475,000	4,908,899
Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/32	15,185,000	6,707,063
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	13,155,000	10,212,226
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.65% thereafter, 1/15/37	104,745,000	100,941,709
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.70% thereafter, 1/15/38	140,340,000	135,357,930
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/40	158,655,000	154,682,279
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/41	141,024,000	137,824,165
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/42	141,024,000	138,120,316
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/25	5,700,000	4,846,368
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/28	33,545,000	25,780,674
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/29	37,050,000	27,481,467
senior lien, Refunding, Series A, 5.00%, 1/15/44	125,000,000	136,228,750
senior lien, Refunding, Series A, 5.00%, 1/15/50	430,000,000	467,001,500

32	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Jose Airport Revenue,
Refunding, Series A, 5.00%, 3/01/41	$10,000,000	$11,229,000
Refunding, Series A, 5.00%, 3/01/47	20,000,000	22,360,200
Refunding, Series B, 5.00%, 3/01/47	10,000,000	11,419,000
San Jose Financing Authority Lease Revenue, Civic Center Project, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/39	20,885,000	20,931,782
San Jose GO,
Libraries, Parks and Public Safety Projects, 5.00%, 9/01/28	11,600,000	11,628,652
Libraries, Parks and Public Safety Projects, NATL Insured, 5.00%, 9/01/34	15,820,000	15,878,059
Libraries and Parks Projects, NATL Insured, 5.00%, 9/01/36	35,150,000	35,276,891
San Jose RDA Tax Allocation,
Merged Area Redevelopment Project, Series A, ETM, 6.50%, 8/01/18	3,515,000	3,572,470
Merged Area Redevelopment Project, Series B, Pre-Refunded, 7.00%, 8/01/35	28,565,000	29,078,599
San Jose Special Hotel Tax Revenue,
Convention Center Expansion and Renovation Project, 6.50%, 5/01/36	10,000,000	11,333,300
Convention Center Expansion and Renovation Project, 6.50%, 5/01/42	10,000,000	11,333,300
San Jose USD,
COP, Capital Appreciation, AGMC Insured, ETM, zero cpn., 1/01/27	7,105,000	5,634,265
COP, Capital Appreciation, AGMC Insured, ETM, zero cpn., 1/01/29	7,105,000	5,270,063
San Juan USD,
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/26	15,825,000	12,011,808
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/27	18,605,000	14,196,917
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/28	19,470,000	14,213,879
San Luis Obispo County Financing Authority Revenue,
Nacimiento Water Project, Refunding, Series A, BAM Insured, 5.00%, 9/01/37	10,000,000	11,158,000
Nacimiento Water Project, Series A, NATL Insured, 5.00%, 9/01/32	525,000	526,376
San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22	15,000,000	17,596,950
San Marcos School Financing Authority Lease Revenue, AGMC Insured, Pre-Refunded, 5.00%, 8/15/40	15,635,000	16,849,214
San Marino USD, GO, Los Angeles County, Capital Appreciation, Election of 2000, Series A, NATL Insured, zero cpn., 7/01/25	6,080,000	5,103,978
San Mateo UHSD,
COP, Phase I Projects, Capital Appreciation, Series B, AMBAC Insured, Pre-Refunded, zero cpn. to 12/15/19, 5.00% thereafter, 12/15/43	11,535,000	12,319,380
GO, Capital Appreciation, Election of 2000, Series B, NATL Insured, zero cpn., 9/01/22	5,000,000	4,563,800
Sanger Financing Authority Wastewater Revenue,
Fresno County, Subordinate, AGMC Insured, 5.00%, 6/15/35	2,360,000	2,595,127
Fresno County, Subordinate, AGMC Insured, 5.00%, 6/15/43	3,225,000	3,528,408
Sanger Financing Authority Water Revenue, Fresno County, AGMC Insured, 5.00%, 6/15/43	2,930,000	3,205,654
Sanger USD, GO, Fresno County, Election of 2016, Series A, BAM Insured, 4.00%, 8/01/41	10,000,000	10,410,800
Santa Ana CRDA Tax Allocation,
Merged Project Area, Refunding, Series A, 6.25%, 9/01/24	7,005,000	7,880,835
Merged Project Area, Refunding, Series A, 6.75%, 9/01/28	13,500,000	15,296,175
Santa Ana USD, COP, Financing Project, Capital Appreciation, AGMC Insured, zero cpn., 4/01/24	14,245,000	11,550,843
Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%, 11/15/20	1,500,000	1,551,405
Santa Cruz County RDA Tax Allocation,
Live Oak/Soquel Community Improvement Project Area, Series A, Pre-Refunded, 7.00%, 9/01/36	5,000,000	5,370,050
Refunding, Series A, BAM Insured, 5.00%, 9/01/35	20,000,000	22,484,200
Santa Maria Joint UHSD, GO, Santa Barbara and San Luis Obispo Counties, Election of 2004, 4.00%, 8/01/37	14,230,000	14,761,206

franklintempleton.com	Annual Report	33

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Santa Paula Utility Authority Wastewater Enterprise Revenue,
Series A, 5.00%, 2/01/45	$16,495,000	$18,132,459
Series A, 5.00%, 2/01/50	21,050,000	23,005,334
Santee School District COP, Capital Improvement Project, Assured Guaranty, Pre-Refunded, 5.50%, 10/01/48	15,460,000	15,768,118
Santee School District GO,
Election of 2006, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 8/01/38	1,000,000	1,011,810
Election of 2006, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 8/01/48	5,250,000	5,312,003
Saugus/Hart School Facilities Financing Authority Lease Revenue,
Series A, AGMC Insured, 5.00%, 9/01/35	2,000,000	2,123,980
Series A, AGMC Insured, 5.00%, 9/01/40	1,500,000	1,592,985
School Facilities Financing Authority Revenue, Capital Appreciation, Grant Joint UHSD, Series A, AGMC Insured, zero cpn., 8/01/42	49,000,000	17,813,950
Semitropic ID of Semitropic Water Storage District Revenue, second lien, Refunding, Series A, AGMC Insured, 5.00%, 12/01/45	10,000,000	11,099,200
Snowline Joint USD, COP, Refinancing Project, Assured Guaranty, Pre-Refunded, 5.00%, 9/01/34	13,390,000	14,028,301
Sonoma CDA Tax Allocation, Redevelopment Project, 7.125%, 12/01/36	10,775,000	12,693,812
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.00%, 11/01/33	17,500,000	20,793,850
Southern California Water Replenishment District Financing Authority Revenue, Refunding, 5.00%, 8/01/41	10,000,000	11,334,600
Southern California Water Replenishment District Revenue COP, Pre-Refunded, 5.00%, 8/01/41	22,870,000	25,301,310
Southern Mono Health Care District GO,
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/28	2,340,000	1,640,246
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/29	2,440,000	1,636,044
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/30	2,550,000	1,634,601
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/31	2,660,000	1,627,574
Southwestern Community College District GO, Election of 2008, Series D, 5.00%, 8/01/44	10,000,000	11,201,700
Stanislaus USD,
GO, Election of 2008, Series A, Assured Guaranty, 5.625%, 8/01/33	4,140,000	4,338,886
GO, Election of 2008, Series B, AGMC Insured, Pre-Refunded, 5.125%, 8/01/41	3,400,000	3,746,086
Sulphur Springs USD,
COP, AGMC Insured, ETM, 6.50%, 12/01/37	2,925,000	3,302,998
COP, Refunding, AGMC Insured, 6.50%, 12/01/37	11,390,000	14,286,135
Sweetwater UHSD, GO, Election of 2006, Series A, AGMC Insured, Pre-Refunded, 5.625%, 8/01/47	10,000,000	10,138,400
Temple City USD, GO, Election of 2012, Series A, 5.00%, 8/01/43	10,000,000	11,128,600
Trabuco Canyon PFA Special Tax Revenue, Refunding, Series C, AGMC Insured, 6.10%, 7/01/19	1,715,000	1,770,377
Truckee PFA Tax Allocation Revenue,
Truckee Redevelopment Project Loan, Series A, AGMC Insured, 5.00%, 9/01/30	1,255,000	1,336,450
Truckee Redevelopment Project Loan, Series A, AGMC Insured, 5.375%, 9/01/37	5,000,000	5,368,250
Tulare County Board of Education COP,
Capital Improvement Projects, BAM Insured, 5.375%, 5/01/33	3,185,000	3,572,200
Capital Improvement Projects, BAM Insured, 5.50%, 5/01/38	8,305,000	9,330,003
Capital Improvement Projects, BAM Insured, 5.50%, 5/01/43	10,855,000	12,173,014
Tustin CRDA Tax Allocation,
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.00%, 9/01/30	2,125,000	2,292,556
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.25%, 9/01/39	3,250,000	3,525,405
Twin Cities Police Authority CFD Special Tax, No. 2008-1, Public Safety, Police and Emergency Response Facilities and Services, Pre-Refunded, 6.00%, 8/01/44	10,710,000	11,534,563

34	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Union Elementary School District GO,
Santa Clara County, Capital Appreciation, Election of 1999, Series A, NATL Insured, zero cpn., 9/01/24	$2,000,000	$1,726,160
Santa Clara County, Capital Appreciation, Election of 1999, Series B, NATL Insured, zero cpn., 9/01/25	5,500,000	4,595,195
Santa Clara County, Capital Appreciation, Election of 1999, Series B, NATL Insured, zero cpn., 9/01/26	5,850,000	4,715,334
University of California Regents Medical Center Pooled Revenue,
Refunding, Series J, 5.00%, 5/15/48	75,000,000	83,760,000
Refunding, Series L, 5.00%, 5/15/47	49,575,000	56,134,764
University of California Revenue,
Limited Project, Refunding, Series I, 5.00%, 5/15/40	22,990,000	26,232,280
Limited Project, Refunding, Series I, 5.00%, 5/15/50	25,420,000	28,794,759
Limited Project, Series M, 5.00%, 5/15/47	88,000,000	102,402,080
Refunding, Series AR, 5.00%, 5/15/41	13,760,000	15,965,590
Refunding, Series AY, 5.00%, 5/15/36	22,540,000	26,683,979
Refunding, Series AY, 5.00%, 5/15/37	14,000,000	16,536,800
Upland COP,
San Antonio Community Hospital, Pre-Refunded, 6.50%, 1/01/41	34,130,000	38,395,567
San Antonio Regional Hospital, Refunding, 5.00%, 1/01/47	14,400,000	16,068,816
Upland USD, GO, Capital Appreciation, Election of 2008, Series C, zero cpn., 8/01/45	62,900,000	19,829,225
Val Verde USD,
COP, Riverside County, Refunding, Series A, Assured Guaranty, 5.125%, 3/01/36	7,020,000	7,208,557
GO, Riverside County, Convertible Capital Appreciation, Election of 2008, Refunding, Series B, AGMC Insured, zero cpn. to 7/31/22, 6.125% thereafter, 8/01/34	1,000,000	1,036,040
GO, Riverside County, Election of 2012, Refunding, Series B, BAM Insured, 5.00%, 8/01/44	15,000,000	16,575,150
Vallejo PFAR, Local Agency, Hiddenbrooke ID, Refunding, Series A, 5.80%, 9/01/31	3,835,000	3,847,272
Vallejo RDA Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19	565,000	565,192
Victor Valley Joint UHSD, GO, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 8/01/34	28,350,000	29,626,033
Vista RDA Successor Agency Tax Allocation, Vista Redevelopment Project, Refunding, Series B-1, AGMC Insured, 5.00%, 9/01/37	3,020,000	3,376,058
Vista USD,
GO, San Diego County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero cpn., 8/01/26	7,150,000	5,630,268
GO, San Diego County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero cpn., 2/01/27	4,795,000	3,757,889
Washington Township Health Care District GO, Series B, 5.00%, 8/01/45	15,000,000	16,698,750
Washington Township Health Care District Revenue, Series A, 5.50%, 7/01/38	11,000,000	11,675,840
West Contra Costa USD, GO, Contra Costa County, Refunding, Assured Guaranty, 5.25%, 8/01/29	2,500,000	2,615,300
West Hills Community College District School Facilities ID No. 3 GO, Election of 2008, Series B, AGMC Insured, Pre-Refunded, 6.50%, 8/01/41	4,000,000	4,604,480
West Sacramento Area Flood Control Agency Assessment Revenue,
5.25%, 9/01/41	9,030,000	9,880,265
AGMC Insured, 5.00%, 9/01/40	3,000,000	3,336,960
AGMC Insured, 5.00%, 9/01/45	7,500,000	8,300,775
West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured, 5.00%, 9/01/34	4,940,000	5,751,099
Western Placer USD,
COP, Refinancing Project, AGMC Insured, 5.20%, 11/01/41	1,000,000	1,096,870
COP, Refinancing Project, Series B, Assured Guaranty, Pre-Refunded, 5.125%, 8/01/47	10,275,000	10,398,814

franklintempleton.com	Annual Report	35

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Western Riverside Water and Wastewater Financing Authority Revenue,
Eastern Municipal Water District ID, Assured Guaranty, 5.50%, 9/01/34	$1,750,000	$1,839,285
Eastern Municipal Water District ID, Assured Guaranty, 5.625%, 9/01/39	2,500,000	2,630,100
Westminster School District GO, Election of 2008, Series A-1, Assured Guaranty, Pre-Refunded, 5.00%, 8/01/34	18,980,000	19,834,290
Wiseburn School District GO,
Los Angeles County, Election of 2010, Series A, AGMC Insured, Pre-Refunded, 5.75%, 8/01/40	9,215,000	10,076,326
Los Angeles County, Election of 2010, Series B, AGMC Insured, Pre-Refunded, 5.625%, 5/01/41	10,000,000	11,247,100
Yosemite Community College District GO, Election of 2004, Series C, AGMC Insured, Pre-Refunded, 5.00%, 8/01/32	5,000,000	5,058,200

		14,861,123,547

U.S. Territories 0.5%
Puerto Rico 0.5%
Children’s Trust Fund Tobacco Settlement Revenue,
Asset-Backed, Refunding, 5.50%, 5/15/39	6,210,000	5,977,063
Asset-Backed, Refunding, 5.625%, 5/15/43	16,000,000	15,285,120
[b]Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%	9,475,000	722,469
[b]Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/29	20,000,000	7,750,000
Refunding, Series A, 5.00%, 7/01/42	24,000,000	9,300,000
Series A, 7.00%, 7/01/33	50,000,000	19,375,000
Series WW, 5.00%, 7/01/28	12,030,000	4,661,625
Series WW, 5.25%, 7/01/33	32,250,000	12,496,875
Series XX, 5.25%, 7/01/40	14,000,000	5,425,000
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,800,000	5,176,500

		86,169,652

Total Municipal Bonds before Short Term Investments (Cost $13,532,209,631)		14,947,293,199

Short Term Investments 1.7%
Municipal Bonds 1.7%
California 1.7%
[c]California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series F, LOC TD Bank NA, Daily VRDN and Put, 1.52%, 11/01/26	58,030,000	58,030,000
[c]California State GO, Series A-3, LOC Bank of Montreal, Daily VRDN and Put, 1.40%, 5/01/33	13,200,000	13,200,000
[c]Irvine 1915 Act Special Assessment,
Limited Obligation Improvement, AD No. 94-13, LOC State Street Bank & Trust Co., Daily VRDN and Put, 1.52%, 9/02/22	14,212,000	14,212,000
Limited Obligation Improvement, AD No. 97-16, LOC State Street Bank & Trust Co., Daily VRDN and Put, 1.52%, 9/02/22	8,300,000	8,300,000
[c]Irvine Ranch Water District GO, ID, Consolidated, Series B, LOC Bank of America, Daily VRDN and Put, 1.47%, 10/01/41	3,950,000	3,950,000
Los Angeles County Revenue, TRAN, Refunding, 5.00%, 6/29/18	49,000,000	49,416,500

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
California (continued)
[c]Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series B, Subseries B-6, SPA TD Bank NA, Daily VRDN and Put, 1.47%, 7/01/34	$12,200,000	$12,200,000
Power System, Refunding, Subseries A-4, SPA Bank of America, Daily VRDN and Put, 1.55%, 7/01/35	35,300,000	35,300,000
Water System, Refunding, Series B, Subseries B-2, SPA Royal Bank of Canada, Daily VRDN and Put, 1.48%, 7/01/35	19,300,000	19,300,000
Los Angeles GO, TRAN, Series A, 5.00%, 6/28/18	28,000,000	28,235,480
[c]The Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, SPA Citibank, Daily VRDN and Put, 1.49%, 7/01/35	18,800,000	18,800,000

Total Short Term Investments (Cost $261,058,078)		260,943,980

Total Investments (Cost $13,793,267,709) 99.1%		15,208,237,179
Other Assets, less Liabilities 0.9%		132,547,375

Net Assets 100.0%		$15,340,784,554

See Abbreviations on page 49.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	37

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Financial Statements

Statement of Assets and Liabilities

March 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$13,793,267,709

Value - Unaffiliated issuers	$15,208,237,179
Cash	36,152
Receivables:
Capital shares sold	42,137,751
Interest	166,543,859
Other assets	14,041

Total assets	15,416,968,982

Liabilities:
Payables:
Investment securities purchased	50,967,138
Capital shares redeemed	14,057,136
Management fees	5,624,579
Distribution fees	3,490,680
Transfer agent fees	1,526,398
Accrued expenses and other liabilities	518,497

Total liabilities	76,184,428

Net assets, at value	$15,340,784,554

Net assets consist of:
Paid-in capital	$14,666,916,880
Undistributed net investment income	37,087,757
Net unrealized appreciation (depreciation)	1,414,969,470
Accumulated net realized gain (loss)	(778,189,553)

Net assets, at value	$15,340,784,554

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

March 31, 2018

Class A:
Net assets, at value	$12,154,752,209

Shares outstanding	1,662,655,717

Net asset value per share[a]	$7.31

Maximum offering price per share (net asset value per share ÷ 95.75%)	$7.63

Class M:
Net assets, at value	$ 4,934

Shares outstanding	675

Net asset value per share[a]	$7.31

Maximum offering price per share (net asset value per share ÷ 95.75%)	$7.63

Class C:
Net assets, at value	$ 1,527,771,922

Shares outstanding	209,397,969

Net asset value and maximum offering price per share[a]	$7.30

Class R6:
Net assets, at value	$ 85,534,319

Shares outstanding	11,717,466

Net asset value and maximum offering price per share	$7.30

Advisor Class:
Net assets, at value	$ 1,572,721,170

Shares outstanding	215,516,064

Net asset value and maximum offering price per share	$7.30

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended March 31, 2018

Investment income:
Interest:
Unaffiliated issuers	$647,656,052

Expenses:
Management fees (Note 3a)	69,050,978
Distribution fees: (Note 3c)
Class A	11,851,900
Class C	10,523,034
Transfer agent fees: (Note 3e)
Class A	5,231,897
Class C	678,211
Class R6	6,340
Advisor Class	664,482
Custodian fees (Note 4)	135,141
Reports to shareholders	240,067
Registration and filing fees	142,809
Professional fees	1,736,054
Trustees’ fees and expenses	132,638
Other	530,004

Total expenses	100,923,555
Expenses waived/paid by affiliates (Note 3f)	(1,506)

Net expenses	100,922,049

Net investment income	546,734,003

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(354,828,173)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	222,438,228

Net realized and unrealized gain (loss)	(132,389,945)

Net increase (decrease) in net assets resulting from operations	$414,344,058

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended March 31,
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$546,734,003	$532,635,976
Net realized gain (loss)	(354,828,173)	(131,547,391)
Net change in unrealized appreciation (depreciation)	222,438,228	(368,463,584)

Net increase (decrease) in net assets resulting from operations	414,344,058	32,625,001

Distributions to shareholders from:
Net investment income:
Class A	(446,567,107)	(431,162,576)
Class M	(30)	—
Class C	(48,932,320)	(46,896,440)
Class R6	(658,554)	—
Advisor Class	(57,924,101)	(45,745,403)

Total distributions to shareholders	(554,082,112)	(523,804,419)

Capital share transactions: (Note 2)
Class A	(160,991,115)	982,740,167
Class M	5,000	—
Class C	(117,971,740)	271,665,967
Class R6	86,850,620	—
Advisor Class	124,798,723	397,519,619

Total capital share transactions	(67,308,512)	1,651,925,753

Net increase (decrease) in net assets	(207,046,566)	1,160,746,335
Net assets:
Beginning of year	15,547,831,120	14,387,084,785

End of year	$15,340,784,554	$15,547,831,120

Undistributed net investment income included in net assets:
End of year	$37,087,757	$24,474,001

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin California Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class M, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Fund began offering a new class of shares, Class R6. Effective January 25, 2018, the Fund began offering a new class of shares, Class M.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.  Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy.

Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At March 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended March 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	131,096,653	$974,057,514	138,111,775	$1,228,390,202
Shares issued in reinvestment of distributions	49,117,202	364,365,036	46,250,683	349,247,848
Shares issued on reorganization	—	—	183,132,097	1,218,817,365
Shares redeemed	(202,019,054)	(1,499,413,665)	(242,199,683)	(1,813,715,248)

Net increase (decrease)	(21,805,199)	$(160,991,115)	125,294,872	$982,740,167

Class M Shares[a]:
Shares sold	675	$5,000

Class C Shares:
Shares sold	23,485,863	$174,614,502	41,642,029	$339,929,545
Shares issued in reinvestment of distributions	5,818,615	43,101,731	5,306,351	39,987,177
Shares issued on reorganization	—	—	23,217,403	154,318,083
Shares redeemed	(45,273,541)	(335,687,973)	(35,162,592)	(262,568,838)

Net increase (decrease)	(15,969,063)	$(117,971,740)	35,003,191	$271,665,967

Class R6 Shares[b]:
Shares sold	12,489,223	$92,531,756
Shares issued in reinvestment of distributions	89,820	658,449
Shares redeemed	(861,577)	(6,339,585)

Net increase (decrease)	11,717,466	$86,850,620

Advisor Class Shares:
Shares sold	69,267,581	$514,241,679	84,142,552	$639,006,707
Shares issued in reinvestment of distributions	6,419,698	47,539,621	4,796,170	36,121,080
Shares issued on reorganization	—	—	8,099,297	53,833,593
Shares redeemed	(58,952,698)	(436,982,577)	(44,567,844)	(331,441,761)

Net increase (decrease)	16,734,581	$124,798,723	52,470,175	$397,519,619

aFor the period January 25, 2018 (effective date) to March 31, 2018.

bFor the period August 1, 2017 (effective date) to March 31, 2018.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended March 31, 2018, the gross effective investment management fee rate was 0.439% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and M reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rates for each share class. Under the Class A and M reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class M	0.25%
Class C	0.65%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,252,517
CDSC retained	$184,565

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

3.  Transactions with Affiliates (continued)

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended March 31, 2018, the Fund paid transfer agent fees of $6,580,930, of which $2,174,054 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03%. Investor Services may discontinue this waiver in the future.

g.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended March 31, 2018, these purchase and sale transactions aggregated $191,000,000 and $57,100,000, respectively.

4.  Expense Offset Arrangement

Effective December 1, 2017, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2018, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2018, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	289,951,988
Long term	481,227,534

Total capital loss carryforwards	771,179,522	[a]

a Includes $21,132,347 from the acquired Franklin California Insured Tax-Free Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

On March 31, 2018, the Fund had expired capital loss carryforwards of $ 7,170,324, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended March 31, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from tax exempt income	$554,082,112	$523,804,419

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

At March 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$13,804,711,045

Unrealized appreciation	$ 1,522,537,184
Unrealized depreciation	(119,011,050)

Net unrealized appreciation (depreciation)	$ 1,403,526,134

Distributable earnings - undistributed tax exempt income	$ 47,134,554

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and wash sales.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Management has reviewed the requirements and believes the adoption of these provisions of the Act will not have a material impact on the financial statements.

6.  Investment Transactions

Purchases and sales investments (excluding short term securities) for the year ended March 31, 2018, aggregated $1,999,876,682 and $2,036,116,892, respectively.

7.  Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2018, the aggregate value of these securities was $59,730,969, representing 0.4% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8.  Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

9.  Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2018, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At March 31, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915
ABAG	The Association of Bay Area Governments
AD	Assessment District
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Mutual Assurance Co.
BART	Bay Area Rapid Transit
BHAC	Berkshire Hathaway Assurance Corp.
CDA	Community Development Authority/Agency
CFD	Community Facilities District
COP	Certificate of Participation
CRDA	Community Redevelopment Authority/Agency
ETM	Escrow to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Authority/Agency
GNMA	Government National Mortgage Association
GO	General Obligation
ID	Improvement District
IDR	Industrial Development Revenue

LOC	Letter of Credit
MFHR	Multi-Family Housing Revenue
MTA	Metropolitan Transit Authority
MUD	Municipal Utility District
NATL	National Public Financial Guarantee Corp.
NATL RE	National Public Financial Guarantee Corp. Reinsured
PCFA	Pollution Control Financing Authority
PCR	Pollution Control Revenue
PFA	Public Financing Authority
PFAR	Public Financing Authority Revenue
RDA	Redevelopment Agency/Authority
SFMR	Single Family Mortgage Revenue
SPA	Standby Purchase Agreement
SRF	State Revolving Fund
TRAN	Tax and Revenue Anticipation Note
UHSD	Unified/Union High School District
USD	Unified/Union School District
XLCA	XL Capital Assurance

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin California Tax-Free Income Fund

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin California Tax-Free Income Fund (the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

May 17, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2018. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2019, shareholders will be notified of amounts for use in preparing their 2018 income tax returns.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin California Tax-Free Income Fund was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin California Tax-Free Income Fund and to vote on the following proposals for the Fund: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval; to approve an amended fundamental investment restriction regarding investments in commodities; and to consider a shareholder proposal. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin California Tax-Free Income Fund: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; (ii) the proposals to use a “manager of managers” structure and to approve the amended fundamental investment restriction regarding investments in commodities were approved by shareholders; and (iii) sufficient votes were not received to pass the shareholder proposal. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.    To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	1,150,912,025	42,062,491
Terrence J. Checki	1,150,935,447	42,039,069
Mary C. Choksi	1,150,539,740	42,434,777
Edith E. Holiday	1,150,677,005	42,297,511
Gregory E. Johnson	1,150,896,514	42,078,003
Rupert H. Johnson, Jr.	1,150,837,742	42,136,774
J. Michael Luttig	1,151,429,340	41,545,177
Larry D. Thompson	1,151,528,683	41,445,833
John B. Wilson	1,151,795,522	41,178,994

Total Trust Shares Outstanding*: 2,119,254,942

* As of the record date.

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares

For	816,142,540.00
Against	77,967,544.00
Abstain	62,677,743.00
Broker Non-Votes	236,186,686.00
Total Fund Shares Voted	1,192,974,516.00
Total Fund Shares Outstanding*	2,119,254,942.00

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	822,912,696
Against	56,447,011
Abstain	77,428,123
Broker Non-Votes	236,186,686
Total Fund Shares Voted	1,192,974,516
Total Fund Shares Outstanding*	2,119,254,942

Proposal 4.	Shareholder proposal requesting that the Fund’s Board institute transparent procedures to prevent holding investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity:

Shares

For	209,861,333
Against	672,471,811
Abstain	74,454,683
Broker Non-Votes	236,186,686
Total Fund Shares Voted	1,192,974,516
Total Fund Shares Outstanding*	2,119,254,942

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1977	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	113	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013 -present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	139	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	139	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present). Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)(2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	113	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	153	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1983 and Vice President since 1982	139	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President. Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

(Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional California municipal debt funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and seven other California municipal debt funds. The Board noted that the Management Rate for the Fund was slightly above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board also noted that the Management Rate had declined over time due to breakpoints in the fee schedule and concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and

Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin California Tax-Free Income Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	112 A 05/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $95,645 for the fiscal year ended March 31, 2018 and $88,503 for the fiscal year ended March 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $5,569 for the fiscal year ended March 31, 2018 and $0 for the fiscal year ended March 31, 2017. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended March 31, 2018 and $255,000 for the fiscal year ended March 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments and benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $19,569 for the fiscal year ended March 31, 2018 and $255,000 for the fiscal year ended March 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	May 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	May 24, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date	May 24, 2018